================================================================================


                    MAIL-WELL TRADE RECEIVABLES CORPORATION,
                                     Seller

                            MAIL-WELL I CORPORATION,
                                    Servicer

                                      and

                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
                                    Trustee



                       MAIL-WELL RECEIVABLES MASTER TRUST

                        POOLING AND SERVICING AGREEMENT


                         Dated as of November 15, 1996



================================================================================

                               TABLE OF CONTENTS
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ARTICLE I          Definitions.................................................................1
Section 1.01.  Definitions.....................................................................1
Section 1.02.  Other Definitional Provisions..................................................17

ARTICLE II         Conveyance of Receivables..................................................17
Section 2.01.  Conveyance of Receivables......................................................17
Section 2.02.  Acceptance of Trustee..........................................................18
Section 2.03.  Representations and Warranties of the Seller Relating to the Seller............19
Section 2.04.  Representations and Warranties of the Seller Relating to the Agreement and any
               Supplement and the Receivables.................................................21
Section 2.05.  Reassignment of Receivables in Trust Portfolio.................................23
Section 2.06.  Covenants of the Seller........................................................24
Section 2.07.  Covenants of the Seller with Respect to the Purchase Agreement.................27
Section 2.08.  Purchase Agreement.............................................................27

ARTICLE III        Administration and Servicing of Receivables................................28
Section 3.01.  Acceptance of Appointment and Other Matters Relating to the Services...........28
Section 3.02.  Servicing Compensation.........................................................28
Section 3.03.  Representations, Warranties and Covenants of the Servicer......................29
Section 3.04.  Servicer Reports to the Trustee................................................31
Section 3.05.  Annual Certificate of Servicer.................................................31
Section 3.06.  Semi-Annual Agreed-Upon Procedures Report of Independent Public Accountants;
               Copies of Reports Available....................................................32
Section 3.07.  Tax Treatment..................................................................32
Section 3.08.  Notices to Mail-Well I Corporation.............................................32
Section 3.09.  Adjustments....................................................................33

ARTICLE IV         Rights of Certificateholders and Allocation and Application of Collections.
Section 4.01.  Rights of Certificateholders...................................................33
Section 4.02.  Establishment of Lockboxes, Lockbox Accounts, the Concentration Account,
               the Collection Account, the Canadian Accounts, the Canadian Collection
               Account and Special Funding Account............................................34
Section 4.03.  Collections and Allocations....................................................38

ARTICLE V          Distributions and Reports to Certificateholders............................39

ARTICLE VI         The Certificates...........................................................39
Section 6.01.  The Certificates...............................................................39
Section 6.02.  Authentication of Certificates.................................................39
Section 6.03.  New Issuances..................................................................40
Section 6.04.  Registration of Transfer and Exchange of Certificates..........................40
Section 6.05.  Mutilated, Destroyed, Lost or Stolen Certificates..............................43
Section 6.06.  Persons Deemed Owners..........................................................43
Section 6.07.  Appointment of Paying Agent....................................................44
Section 6.08.  Access to List of Registered Certificateholders' Names and Addresses...........44
Section 6.09.  Authenticating Agent...........................................................45
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                                       i
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Section 6.10.  Book-Entry Certificates........................................................45
Section 6.11.  Notices to Clearing Agency.....................................................46
Section 6.12.  Definitive Certificates........................................................46
Section 6.13.  Meetings of Certificateholders.................................................47
Section 6.14.  Changes in Amount of Variable Funding Certificates.............................48

ARTICLE VII        Other Matters Relating to the Seller.......................................49
Section 7.01.  Liability of the Seller........................................................49
Section 7.02.  Merger or Consolidation of, or Assumption of the Obligations of, the Seller....49
Section 7.03.  Limitations on Liability of the Seller.........................................50
Section 7.04.  Liabilities....................................................................50
Section 7.05.  Transferability of Seller Certificates.........................................51
Section 7.06.  Limit on Certain Holders.......................................................51
Section 7.07   Seller Indemnification of the Trust, etc.......................................51

ARTICLE VIII       Other Matters Relating to the Servicer.....................................51
Section 8.01.  Liability of the Servicer......................................................51
Section 8.02.  Merger or Consolidation of, or Assumption of the Obligations of, the Servicer..51
Section 8.03.  Limitation on Liability of the Servicer and Others.............................52
Section 8.04.  Servicer Indemnification of the Trust and the Trustee..........................53
Section 8.05.  The Servicer Not to Resign.....................................................53
Section 8.06.  Access to Certain Documentation and Information Regarding the Receivables......53
Section 8.07.  Delegation of Duties...........................................................54
Section 8.08.  Examination of Records.........................................................54

ARTICLE IX         Pay-Out Events.............................................................54
Section 9.01.  Pay-Out Events.................................................................54
Section 9.02.  Additional Rights upon the Occurrence of Certain Events........................56

ARTICLE X          Servicer Defaults..........................................................57
Section 10.01. Servicer Defaults..............................................................57
Section 10.02. Trustee to Act:  Appointment of Successor......................................58
Section 10.03. Notification to Certificateholders.............................................59

ARTICLE XI         The Trustee................................................................60
Section 11.01. Duties of Trustee..............................................................60
Section 11.02. Certain Matters Affecting the Trustee..........................................61
Section 11.03. Trustee Not Liable for Recitals in Certificates................................62
Section 11.04. Trustee May Own Certificates...................................................62
Section 11.05. The Seller To Pay Trustee's Fees and Expenses..................................62
Section 11.06. Eligibility Requirements for Trustee...........................................63
Section 11.07. Resignation or Removal of Trustee..............................................63
Section 11.08. Successor Trustee..............................................................64
Section 11.09. Merger or Consolidation of Trustee.............................................64
Section 11.10. Appointment of Co-Trustee or Separate Trustee..................................64
Section 11.11. Tax Return.....................................................................65
Section 11.12. Trustee May Enforce Claims Without Possession of Certificates..................66
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                                      ii
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Section 11.13.  Suits for Enforcement..........................................................66
Section 11.14.  Rights of Certificateholders to Direct Trustee.................................66
Section 11.15.  Representations and Warranties of Trustee......................................66
Section 11.16.  Maintenance of Office or Agency................................................67
Section 11.17.  Confidentiality................................................................67

ARTICLE XII         Termination................................................................67
Section 12.01.  Termination of Trust...........................................................67
Section 12.02.  Final Distribution.............................................................67
Section 12.03.  Seller's Termination Rights....................................................68
Section 12.04.  Defeasance.....................................................................69

ARTICLE XIII        Miscellaneous Provisions...................................................70
Section 13.01.  Amendment; Waiver of Past Defaults.............................................70
Section 13.02.  Protection of Right, Title and Interest to Trust...............................71
Section 13.03.  Limitation on Rights of Certificateholders.....................................72
Section 13.04.  Governing Law..................................................................72
Section 13.05.  Notices, Payments..............................................................72
Section 13.06.  Rule 144A Information..........................................................74
Section 13.07.  Severability of Provisions.....................................................74
Section 13.08.  Certificates Nonassessable and Fully Paid......................................74
Section 13.09.  Further Assurances.............................................................74
Section 13.10.  Nonpetition Covenant...........................................................74
Section 13.11.  No Waiver; Cumulative Remedies.................................................74
Section 13.12.  Counterparts...................................................................75
Section 13.13.  Third-Party Beneficiaries......................................................75
Section 13.14.  Actions by Certificateholders..................................................75
Section 13.15.  Merger and Integration.........................................................75
Section 13.16.  Headings.......................................................................75
Section 13.17.  No Proceedings.................................................................75

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                                   EXHIBITS

Exhibit A    Form of Seller Certificate
Exhibit B-1  Form of Daily Report
Exhibit B-2  Form of Weekly Report
Exhibit C    Form of Monthly Settlement Report
Exhibit D    Form of Annual Servicer's Certificate
Exhibit E-1  Private Placement Legend
Exhibit E-2  Representation Letter
Exhibit E-3  ERISA Legend
Exhibit F    Form of Semi-Annual Agreed-Upon Procedures Report

                                   SCHEDULES

Schedule 1   Credit and Collection Policy
Schedule 2   Schedule of Monthly Periods
Schedule 3   Schedule of Monthly Settlement Report Dates

     POOLING AND SERVICING AGREEMENT, dated as of November 15, 1996, among MAIL-WELL TRADE RECEIVABLES CORPORATION, a Colorado corporation, as Seller, MAIL-WELL I CORPORATION, a Delaware corporation, as Servicer, and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as Trustee.

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Certificateholders and any Series Enhancer to the extent provided herein and in any Supplement:


                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.01.  Definitions.  Whenever used in this Agreement, the following
                    -----------
words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms:

     "Accumulation Period" shall mean, with respect to any Series, the period,
      -------------------
if any, specified as such in the related Supplement.

     "Act" shall mean the Securities Act of 1933, as amended.
      ---

     "Affiliate" shall mean, with respect to any specified Person, any other
      ---------
Person controlling or controlled by or under common control with such specified Person. For the purpose of this definition, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

     "Affiliated Obligor" shall mean any Obligor that is an Affiliate of another
      ------------------
Obligor.

     "Agreement" shall mean this Pooling and Servicing Agreement and all
      ---------
amendments hereof and supplements hereto, including, with respect to any Series or Class, the related Supplement.

     "Amortization Period" shall mean, with respect to any Series or any Class
      -------------------
within a Series, a period following the Revolving Period, which shall be the controlled amortization period, the principal amortization period, the early amortization period, the optional amortization period, the limited amortization period or other amortization period, in each case as defined with respect to such Series in the related Supplement.

     "Applicants" shall have the meaning specified in Section 6.08.
      ----------

     "Appointment Date" shall have the meaning specified in Section 9.02(a).
      ----------------

     "Authorized Newspaper" shall mean any newspaper or newspapers of general
      --------------------
circulation in the Borough of Manhattan, The City of New York printed in the English language and customarily published on each Business Day at such place, whether or not published on Saturdays, Sundays or holidays.

     "Bearer Certificate" shall have the meaning specified in Section 6.01.
      ------------------

     "Benefit Plan" shall have the meaning specified in Section 6.04(c).
      ------------

     "Billing Date" shall mean the date on which the invoice with respect to a
      ------------
Receivable was generated.

     "Book-Entry Certificates" shall mean beneficial interests in the Investor
      -----------------------
Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.10.

     "Business Day" shall mean any day other than (a) a Saturday or Sunday, (b)
      ------------
any other day on which national banking associations or state banking institutions in New York, New York or Denver, Colorado are authorized or obligated by law, executive order or governmental decree to be closed or (c) for purposes of any particular Series, any other day specified in the related Supplement.

     "Canadian Account" shall mean have the meaning specified in Section 4.02.
      ----------------

     "Canadian Collection Account" shall have the meaning specified in Section
      ---------------------------
4.02 and shall include Canadian Collection Subaccounts.

     "Canadian Collection Subaccount" shall have the meaning specified in
      ------------------------------
Section 4.02.

     "Canadian person" shall mean a citizen or resident of Canada, a
      ---------------
corporation, partnership or other entity created or organized in or under the laws of Canada or any province thereof or doing business in Canada or any province thereof.

     "Canadian Receivables" shall mean Receivables which are (i) originated by
      --------------------
an Originator which is a Canadian person and (ii) payable in Canadian Dollars pursuant to the terms of the Contract with respect to such Receivables.

     "Certificate" with respect to any Series, shall have the meaning specified
      -----------
in the related Supplement.

     "Certificateholder" or "Holder" shall mean an Investor Certificateholder or
      -----------------      ------
a Person in whose name the Seller Certificate is registered.

     "Certificateholders' Interest" shall have the meaning specified in Section
      ----------------------------
4.01.

     "Certificate Owner" shall mean, with respect to a Book-Entry Certificate,
      -----------------
the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     "Certificate Rate" shall mean, with respect to any Series or Class, the
      ----------------
certificate rate specified therefor in the related Supplement.

     "Certificate Register" shall mean the register maintained pursuant to
      --------------------
Section 6.04, providing for the registration of the Registered Certificates and the Seller Certificate and transfers and exchanges thereof.

     "Class" shall mean, with respect to any Series, any one of the classes of
      -----
Investor Certificates of that Series.

     "Clearing Agency" shall mean an organization registered as a "clearing
      ---------------
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other
      ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" shall mean, with respect to any Series, the closing date
      ------------
specified in the related Supplement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time.

     "Collection Account" shall have the meaning specified in Section 4.02 and
      ------------------
shall include Collection Subaccounts.

     "Collection Subaccount" shall have the meaning specified in Section 4.02.
      ---------------------

     "Collections" shall mean, with respect to any Receivable, all cash
      -----------
collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable.

     "Commission" shall mean the Securities and Exchange Commission.
      ----------

     "Concentration Limit" for any Obligor means at any time (a) 5% in the case
      -------------------
of an Obligor rated at least A-1 or its equivalent by the Rating Agencies, (b) 3% in the case of an Obligor rated below A-1 or its equivalent by the Rating Agencies but equal to or above A-2 or its equivalent by the Rating Agencies, (c) 2% in the case of an Obligor rated below A-2 or its equivalent by the Rating Agencies but equal to or above A-3 or its equivalent by the Rating Agencies, (d) 2% in the case of an Obligor the short-term debt of which is not rated by the Rating Agencies, (e) 0% in the case of any Obligor which is a Governmental Entity to the extent that the Receivables of such Obligor cause the aggregate Eligible Receivables of all Obligors which are Governmental Entities to exceed 5% of the aggregate Outstanding Balance of Eligible Receivables, (f) notwithstanding clauses (a) through (e) above, 2% in the case of an Obligor that is a Canadian person at any time that the sovereign debt rating of the Commonwealth of Canada is rated below AA or its equivalent by the Rating Agencies, (g) 0% in the case of any Obligor which is a Canadian person to the extent that the Receivables of such Obligor cause the aggregate Eligible Receivables of all Obligors which are Canadian persons to exceed 20% of the aggregate Outstanding Balance of Eligible Receivables or (h) such other percentage ("Special Concentration Limit") for such Obligor designated by the Series Representative in a writing delivered to the Seller and consented to by the Seller, which consent shall not be unreasonably withheld (unless such Special Concentration Limit is designated by the Series Representative at the request of a Rating Agency in which case such designation need not be consented to by the Seller); provided that in the case of an Obligor with any Affiliated
                   --------
Obligor, the Concentration Limit shall be calculated as if such

Obligor and such Affiliated Obligor are one Obligor; provided further that the
                                                     -------- -------
Liquidity Agent or any Series Representative may cancel any Special Concentration Limit upon three Business Days' notice to the Seller.

     "Consolidated Fixed Charge Coverage Ratio" shall have the meaning specified
      ----------------------------------------
in the Third Amended and Restated Credit Agreement, dated as of the date hereof, among Mail-Well I Corporation, certain Affiliates thereof, Banque Paribas and the Lenders named therein, as in existence on the date hereof, without giving effect to any amendment of the definition of such term agreed to by the parties to such agreement after the date hereof.

     "Contract" shall mean an agreement between an Originator and an Obligor
      --------
pursuant to or under which such Obligor shall be obligated to pay for merchandise or services from time to time.

     "Controlled Distribution Amount" with respect to any Series, shall have the
      ------------------------------
meaning specified in the related Supplement.

     "Corporate Trust Office" shall have the meaning specified in Section 11.16.
      ----------------------

     "Coupon" shall have the meaning specified in Section 6.01.
      ------

     "Credit and Collection Policy" means those receivables credit and
      ----------------------------
collection policies and practices of the Originators in effect on the date of this Agreement and described in Schedule 1 hereto, as modified in compliance with this Agreement.

     "Daily Report" shall have the meaning specified in Section 3.04(a).
      ------------

     "Debtor Relief Laws" shall mean the Bankruptcy Code of the United States of
      ------------------
America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect, affecting the rights of creditors generally.

     "Default Ratio" means the ratio (expressed as a percentage) computed as of
      -------------
the last day of each Monthly Period by dividing (i) the sum of (a) the aggregate Outstanding Balance of all Receivables that were unpaid 90-120 days after the Billing Date therefor as of the end of the preceding Monthly Period and (b) the aggregate Outstanding Balance of all Receivables that became Defaulted Receivables during the preceding Monthly Period by (ii) the aggregate Outstanding Balance of all Receivables created by the Originators during the Monthly Period four months prior to such day.

     "Defaulted Receivable" shall mean an Originator Receivable:
      --------------------

          (i) as to which any payment, or part thereof, remains unpaid for 150 or more days from the original Billing Date thereof;

          (ii) as to which the Obligor thereof or any other Person obligated thereon has taken any action, or suffered any event to occur, of the type described in the definition of Insolvency Event; or

          (iii) which, consistent with the Credit and Collection Policy, would be written off the applicable Originator's or the Seller's books as uncollectible.

          "Defeasance" shall have the meaning specified in Section 12.04.
           ----------

          "Defeased Series" shall have the meaning specified in Section 12.04.
           ---------------

          "Definitive Certificates" shall have the meaning specified in Section
           -----------------------
6.10.
          "Depositaries" shall mean the Person specified in the applicable
           ------------
Supplement, in its capacity as depositary for the respective accounts of any Clearing Agency.

          "Depository Agreement" shall mean, with respect to any Series or
           --------------------
Class, the agreement among the Seller, the Trustee and the applicable Clearing Agency.

          "Designated Obligor" means, at any time, each Obligor; provided,
           ------------------                                    --------
however, that any Obligor shall cease to be a Designated Obligor upon three
-------
Business Days' notice by the Liquidity Agent to the Seller that the Liquidity Agent and the Series Representative has determined in its reasonable business judgment that such Obligor is no longer acceptable, and provided further that
                                                        -------- -------
any Person added as an Obligor after the date hereof shall be judged to be acceptable or not acceptable in the sole discretion of the Liquidity Agent and the Series Representative.

          "Determination Date" shall mean the third Business Day prior to each
           ------------------
Distribution Date.

          "Diluted Receivable" means on any date that portion of any Eligible
           ------------------
Receivable which is either (a) reduced or canceled as a result of (i) any failure by the applicable Originator to deliver any merchandise or services or otherwise to perform under the underlying Contract, or (ii) any change in or cancellation of any of the terms of such Contract or any other adjustment by the applicable Originator which reduces the amount payable by the Obligor on the related Eligible Receivable or (iii) any setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related transaction or an undated transaction) or (b) subject to any specific dispute, offset, counterclaim or defense whatsoever (except the potential discharge in bankruptcy of the Obligor thereof); provided, that Diluted Receivables do not include (x) contractual adjustments to the amount payable by an Obligor that are eliminated from the Eligible Receivables balance sold to the Seller through a reduction in the purchase price for the related Eligible Receivable or (y) any portion of those Eligible Receivables for which a production prepayment has been received.

          "Dilution Factors" means with respect to the Receivables, any net
           ----------------
credits, rebates, freight charges, cash discounts, volume discounts, cooperative advertising expenses, royalty payments, warranties, cost of parts required to be maintained by agreement (whether express or implied), warehouse and other offsets, allowances, disputes, chargebacks, defective returns, other returned or repossessed goods, inventory transfers, allowances for early payments and other similar allowances that are made or coordinated with an Originator's usual practices, in each case after, in the case of any Receivable, such Receivable first became a "Receivable" hereunder; provided that any allowances or adjustments in accordance with the Credit and Collection Policy made on account of an Obligor's insolvency or inability to pay shall not constitute a Dilution Factor.

          "Dilution Ratio" means the ratio (expressed as a percentage) computed
           --------------
as of the last day of each Monthly Period by dividing the aggregate amount of Diluted Receivables at the end of the preceding Monthly Period by the sales of the Originators during the second Monthly Period preceding such day.

          "Distribution Date" shall mean, unless otherwise specified in the
           -----------------
Supplement for the related Series, the 15th day of each calendar month during the term hereof, or, if such 15th day is not a Business Day, the next succeeding Business Day.

          "Eligible Deposit Account" shall mean either (a) a segregated account
           ------------------------
with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories which signifies investment grade.

          "Eligible Institution" shall mean (a) a depository institution (which
           --------------------
may be the Trustee) organized under the laws of the United States or any one of the states thereof (including the District of Columbia) or any domestic branch or agency of a foreign bank institution licensed by the Controller of the Currency or any state banking agency which at all times (i) has either (x) a long-term unsecured debt rating of A2 or better by Moody's or (y) a certificate of deposit rating of P-1 by Moody's, (ii) has either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's and (iii) if such depository institution is organized under the laws of the United States or any one of the states thereof, is a member of the FDIC or (b) any other institution that is acceptable to each Rating Agency and the Series Representatives.

          "Eligible Investments" shall mean book-entry securities, negotiable
           --------------------
instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, or subject to the full faith and credit of, the United States of America;

          (b) demand deposits, time deposits or certificate of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust's investment or
                         --------
contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be in the highest investment category of each Rating Agency;

          (c) commercial paper or other short-term obligations having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from each Rating Agency in its highest investment category;

          (d) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC, with a Person the commercial paper of which has a credit rating from each Rating Agency in its highest investment category;

          (e) notes or bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in (b) above;

          (f) investments in money market funds rated AAAm or AAAmg or the equivalent by Standard & Poor's and in the equivalent rating categories by each other Rating Agency or otherwise approved in writing by each Rating Agency;

          (g) investments in money market accounts held at an Eligible Institution which accounts invest solely in securities and instruments described in the preceding clauses (a) through (f); or

          (h) any other investments approved in writing by each Rating Agency, the Liquidity Agent and the Series Representatives.

          "Eligible Receivable" means, at any time, a Receivable:
           -------------------

          (a) the Obligor of which is a U. S. person or Canadian person and is not an Affiliate of any Originator;

          (b) the Obligor of which, at the time of its transfer to the Trust, is a Designated Obligor and is not the Obligor of any Receivables which remain unpaid 150 days or more from the original Billing Date which in the aggregate constitute 10% or more of the aggregate Outstanding Balance of all Receivables of such Obligor;

          (c) which at the time of its transfer to the Trust is not a Defaulted Receivable;

          (d) which, according to the Contract related thereto, is required to be paid in full in accordance with the Credit and collection Policy but in any event within 120 days of the original Billing Date therefor;

          (e)    [Intentionally omitted.]

          (f) which is an "account" within the meaning of Section 9-106 of the UCC of the applicable jurisdictions;

          (g) which is denominated and payable only (i) in United States dollars in the United States or (ii) in Canadian dollars (and subject to currency swap arrangements satisfactory to the Liquidity Agent and each Series Representative) and payable in Canada;

          (h) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable and is not subject to any dispute, offset, counterclaim or defense whatsoever (except the potential discharge in bankruptcy of such Obligor);

          (i) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which none of the Seller, the applicable Originator or the Obligor is in violation of any such law, rule or regulation in any material respect;

          (j) which arises under a Contract with a party other than a party subject to the United States Assignment of Claims Act which (A) does not prohibit (or require the Obligor thereunder to consent to) the transfer, sale or assignment of the rights and duties of the Seller or the applicable Originator thereunder and (B) does not contain a confidentiality provision that expressly restricts the ability of the parties hereto to exercise their rights under this Agreement, including, without limitation, their right to review the Contract;

          (k) which (A) satisfies all applicable requirements of the Credit and Collection Policy (including, without limitation, those requirements with respect to the payment terms of such Receivable) and (B) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Series Representatives or the Liquidity Agent may, upon the request of any Rating Agency, from time to time specify to the Seller upon 30 days' notice;

          (l) as to which, at or prior to the time of its transfer to the Trust, the Series Representatives, the Liquidity Agent and the Seller shall mutually agree or the Rating Agencies (through the Series Representative or Liquidity Agent) shall require that such Receivable (or class of Receivables) is no longer acceptable for transfer to the Trust hereunder;

          (m) with respect to which all material consents, licenses or authorizations of any governmental authority have been obtained;

          (n) which is not the subject of any specific waiver or modification except in compliance with the Credit and Collection Policy;

          (o) as to which, at the time of its transfer to the Trust, the Seller or the Trust will have good and marketable title free and clear of all Liens other than Liens in favor of the Trustee;

          (p) which has been the subject of a valid transfer and assignment from the Seller to the Trust of all the Seller's right, title and interest therein;

          (q) as to which, at the time of its transfer to the Trust, the Seller has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trust, impair the rights of the Trust or the Certificateholders therein; and

          (r) which remains unpaid for less than 120 days after its original Billing Date.

          "Eligible Servicer" shall mean the Trustee, a wholly-owned subsidiary
           -----------------
of the Trustee or an entity which, at the time of its appointment as Servicer,
(a) is legally qualified and has the capacity to service the Receivables, (b) is qualified (or licensed) to use the software that is then being used to service the Receivables or obtains the right to use, or has its own, software which is adequate to perform its duties under this Agreement, (c) has, in the reasonable judgment of the Trustee, the ability to professionally and competently service a portfolio of similar accounts receivable and (d) either (i)(x) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter and (y) is a nationally chartered bank or (ii) is Mail-Well I Corporation or a wholly-owned subsidiary of Mail-Well I Corporation.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Established Securities Market" means a national securities exchange
           -----------------------------
that is either registered under Section 6 of the Exchange Act or exempt from registration because of the limited 'volume of transactions, a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the Exchange Act, a regional or local exchange, or an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Exchange Date" shall mean, with respect to any Series, any date that
           -------------
is after the related Series Issuance Date.

          "FDIC" shall mean the Federal Deposit Insurance Corporation or any
           ----
successor.

          "Fees" with respect to any Series, shall have the meaning specified in
           ----
the related Supplement.

          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
Series, the floating allocation percentage specified in the related Supplement.

          "Governmental Authority" shall mean the United States of America or
           ----------------------
any other country, and in each case, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Group" shall mean, with respect to any Series, the group of Series,
           -----
if any, in which the related Supplement specifies such Series is to be included.

          "Indebtedness" of any Person shall mean indebtedness, obligations and
           ------------
liabilities of such Person (a) for borrowed money, (b) evidenced by promissory notes, bonds, debentures, notes or other similar instruments, (c) to pay the deferred purchase price of property or services other than trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) under any interest rate, swap, "cap", "collar" or other hedging agreement, (g) under reimbursement agreements or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of letters of credit opened to provide for payment of goods and services purchased in the ordinary course of business) and (h) under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with Indebtedness of such Person.

          "Insolvency Event" shall mean, with respect to any Person, the
           ----------------
occurrence of any of the following events: such Person shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or for the winding-up or liquidation of its affairs and, if instituted against such Person, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or the commencement by such Person of a voluntary case under any Debtor Relief Law, or such Person's consent to the entry of any order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or any general assignment for the benefit of creditors; or such Person or any Subsidiary of such Person shall have taken any corporate action in furtherance of any of the foregoing actions.

          "Insolvency Proceeds" shall have the meaning specified in Section
           -------------------
9.02(b).

          "Interest" with respect to any Series, shall have the meaning
           --------
specified in the related Supplement.

          "Invested Amount" shall have, with respect to any Series, the meaning
           ---------------
specified in the related Supplement.

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
1940, as amended.

          "Investor Certificateholder" shall mean the Person in whose name a
           --------------------------
Registered Certificate is registered in the Certificate Register or the holder of any Bearer Certificate or Coupon.

          "Investor Certificate" shall mean any one of the certificates
           --------------------
(including the Bearer Certificates or the Registered Certificates) executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form attached to the related Supplement, other than the Seller Certificate.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment, deposit arrangement, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing, excluding any lien or filing pursuant to this Agreement; provided, however, that any assignment or transfer pursuant to
           --------  -------
Section 7.02 shall not be deemed to constitute a Lien.

          "Liquidity Agent" shall have the meaning specified in the related
           ---------------
Supplement.

          "Lockboxes" and "Lockbox Accounts" shall have the meanings specified
           ---------       ----------------
in Section 4.02.

          "Minimum Balance" with respect to any Series, shall have the meaning
           ---------------
specified in the related Supplement.

          "Monthly Period" shall mean initially, the period from the close of
           --------------
business on the Trust Closing Date to Saturday, November 30, 1996, and thereafter the period from the last day of the prior Monthly Period to the fourth (or, in the case of the first Monthly Period of each fiscal quarter, the fifth) Saturday following such day as set forth on Schedule 2 hereto for the first 12 calendar months following the date hereof and to be agreed upon by the Servicer, the Series Representative and the Liquidity Agent thereafter.

          "Monthly Settlement Report" shall have the meaning specified in
           -------------------------
Section 3.04(c).

          "Monthly Servicing Fee" shall have the meaning specified in the
           ---------------------
related Supplement.

          "Moody's" shall mean Moody's Investors Service, Inc., or its
           -------
successor.

          "Net Receivables Pool Balance" means at any time the Outstanding
           ----------------------------
Balance of Eligible Receivables reduced by the sum of (i) the Outstanding Balance of such Eligible Receivables that are then Defaulted Receivables and
(ii) the aggregate amount by which the Outstanding Balance of Eligible Receivables (other than Defaulted Receivables) of each Obligor exceeds the product of (A) the Concentration Limit for such Obligor multiplied by (B) the Outstanding Balance of the Eligible Receivables.

          "Notices" shall have the meaning specified in Section 13.05(a).
           -------

          "Obligor" shall mean a Person obligated to make payments pursuant to a
           -------
Contract.

          "Officer's Certificate" shall mean, unless otherwise specified in this
           ---------------------
Agreement, a certificate delivered to the Trustee and the Series Representative signed by the Chairman of the Board, President, any Vice President or the Treasurer of the Seller or the Servicer, as the case may be.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may
           ------------------
be counsel for, or an employee of, the Person providing the opinion and which opinion shall be reasonably acceptable to the Trustee and any Series Representative.

          "Originators" shall mean collectively, Mail-Well I Corporation, Wisco
           -----------
Envelope Corp., Pavey Envelope and Tag Corp., Mail-Well West, Inc., Wisco II, L.L.C., Mail-Well Canada Holdings, Inc., Graphic Arts Center, Inc.,Wisco III, L.L.C., Supremex Inc., Innova Envelope Inc. and each corporation added as a "Seller" under the Purchase Agreement pursuant to Section 2.08 thereof, and their successors or assigns under the Purchase Agreement; any one of the foregoing Persons being referred to herein as an "Originator."
                                                  ----------

          "Originator Receivable" means the indebtedness of any Obligor
           ---------------------
resulting from the provision or sale of merchandise, insurance or services by an Originator under a Contract, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

          "Outstanding Balance" of any Receivable at any time shall mean the
           -------------------
then outstanding principal balance thereof after reductions, cancellations and adjustments resulting from Dilution Factors; provided, however, that with
                                             --------  -------
respect to any Canadian Receivable, Outstanding Balance at any time shall mean the United States Dollar equivalent of the then outstanding principal balance thereof as determined by reference to the weighted average of the notional amount of Canadian Receivables pursuant to any applicable hedge agreement.

          "Pay-Out Event" shall, with respect to any Series, have the meaning
           -------------
specified in Section 9.01 and shall also include each additional event, if any, specified in the relevant Supplement as a Pay-Out Event with respect to such Series.

          "Paying Agent" shall mean any paying agent and co-paying agent
           ------------
appointed pursuant to Section 6.07.

          "Person" shall mean any legal entity, including any individual,
           ------
corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Principal Terms" shall mean, with respect to any Series, (i) the name
           ---------------
or designation; (ii) the initial principal amount (or method for calculating such amount) and its invested amount in the Trust; (iii) the Certificate Rate (or method for the determination thereof); (iv) the payment date or dates and the date or dates from which interest shall accrue; (v) the method for allocating Collections to Certificateholders of such Series; (vi) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (vii) the method of calculating the servicing fee with respect thereto; (viii) the provider, if any, and the terms of any form of Series Enhancement with respect thereto; (ix) the terms on which the Investor Certificates of such Series may be exchanged for Investor Certificates of another Series, repurchased by the Seller or any Affiliate of the Seller or remarketed to other investors; (x) the Series Termination Date; (xi) the number of Classes of Investor Certificates of such Series and, if such Series consists of more than one Class, the rights and priorities of each such Class; (xii) the extent to which the Investor Certificates of such Series will be issuable in temporary or permanent global form; (xiii) whether the Investor Certificates of such Series may be issued as Bearer Certificates and any limitation imposed thereon; (xiv) the priority of such Series with respect to any other Series;
(xv) the Group, if any, to which such Series belongs; (xvi) whether the Investor Certificates of each Series are Variable Funding Certificates and, if so, the Stated Amount thereof and (xvii) any other terms of, or with respect to, such Series.

          "Purchase Agreement" shall mean the Purchase and Contribution
           ------------------
Agreement, dated as of the date hereof, between Mail-Well I Corporation, certain Affiliates of Mail-Well I Corporation and Mail-Well Trade Receivables Corporation, as amended, restated or supplemented from time to time in accordance therewith and herewith.

          "Rating Agency" shall mean, with respect to any outstanding Series or
           -------------
Class, each statistical rating agency selected by the Seller to rate the Investor Certificates of such Series or Class.

          "Rating Agency Condition" shall mean, with respect to any action, that
           -----------------------
each Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class (or in the case of any Series or Class owned by any commercial paper conduit, the rating of any outstanding commercial paper notes issued by such conduit to fund or maintain its investment in such Series or Class) with respect to which it is a Rating Agency.

          "Reassigned Receivables" shall have the meaning specified in Section
           ----------------------
2.05(a).

          "Receivable" shall mean any Originator Receivable which has been
           ----------
acquired by the Seller from an Originator by purchase or by capital contribution pursuant to the Purchase Agreement.

          "Recoveries" shall mean all cash amounts received by the Servicer with
           ----------
respect to Receivables which had previously become Defaulted Receivables.

          "Record Date" shall mean, with respect to any Distribution Date, the
           -----------
last Business Day of the preceding calendar month, except as otherwise provided with respect to a Series in the related Supplement.

          "Registered Certificateholder" shall mean the Holder of a Registered
           ----------------------------
Certificate.

          "Registered Certificates" shall have the meaning specified in Section
           -----------------------
6.01.

          "Related Security" shall mean with respect to any Receivable all of
           ----------------
the Seller's interest in :

          (i) any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable;

          (ii) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

          (iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and

          (iv) the Contract and all other books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) directly relating to such Receivable and the related Obligor.

          "Requirements of Law" with respect to any Person shall mean the
           -------------------
certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local.

          "Responsible Officer" shall mean any officer within the Trustee's
           -------------------
Corporate Trust Office including any Vice President, any Assistant Vice President, any Trust Officer, any Assistant Cashier, or any other officer of the Trustee within the Trustee's Corporate Trust Office customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer within the Trustee's Corporate Trust Office to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Revolving Period" shall mean, with respect to any Series, the period
           ----------------
specified as such in the related Supplement.

          "Rule 144A" shall mean Rule 144A under the Act, as such Rule may be
           ---------
amended from time to time.

          "Seller" shall mean Mail-Well Trade Receivables Corporation, a
           ------
Colorado corporation, or its successors or assigns under this Agreement.

          "Seller Amount" shall mean at any time of determination an amount
           -------------
equal to the total amount of Receivables and the principal amount on deposit in the Special Funding Account in the Trust at such time minus the aggregate Invested Amounts for all outstanding Series at such time.

          "Seller Certificate" shall mean the certificate executed by the Seller
           ------------------
and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

          "Seller Retained Certificates" shall mean Investor Certificates of any
           ----------------------------
Series which the Seller retained pursuant to the terms of any Supplement.

          "Seller Retained Class" shall mean any Class of Investor Certificates
           ---------------------
of any Series which the Seller retained pursuant to the terms of any Supplement.

          "Seller's Interest" shall have the meaning specified in Section 4.01.
           -----------------

          "Seller's Percentage" shall mean, with respect to Receivables and
           -------------------
Defaulted Receivables, 100% less the sum of the Floating Allocation Percentages with respect to all outstanding Series.

          "Series" shall mean any series of Investor Certificates established
           ------
pursuant to a Supplement.

          "Series Account" shall mean any deposit, trust, escrow or similar
           --------------
account maintained for the benefit of the Investor Certificateholders of any Series or Class, as specified in any Supplement.

          "Series Enhancement" shall mean the rights and benefits provided to
           ------------------
the Investor Certificateholder of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, enhancement invested amount, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement or other similar arrangement. The subordination of any Class to another Class shall be deemed to be a Series Enhancement.

          "Series Enhancer" shall mean the Person or Persons providing any
           ---------------
Series Enhancement, other than the Investor Certificateholders of any Class which is subordinated to another Class.

          "Series Invested Amount" shall have, with respect to any Series, the
           ----------------------
meaning specified in the related Supplement.

          "Series Issuance Date" shall mean, with respect to any Series, the
           --------------------
date on which the Investor Certificates of such Series are to be originally issued in accordance with Section 6.03 and the related Supplement.

          "Series Representative" shall mean, with respect to any Series, the
           ---------------------
agent (if any) specified in the related Supplement.

          "Series Termination Date" shall mean, with respect to any Series, the
           -----------------------
termination date specified in the related Supplement.

          "Servicer" shall mean Mail-Well I Corporation, in its capacity as
           --------
Servicer pursuant to this Agreement or the Successor Servicer, as the case may be.

          "Servicer Default" shall have the meaning specified in Section 10.01.
           ----------------

          "Servicing Fee" shall mean, with respect to any Series, the servicing
           -------------
fee specified in Section 3.02.

          "Servicing Fee Rates" shall mean, with respect to any Series, the
           -------------------
Servicing Fee Rate specified in the related Supplement.

          "Servicing Officer" shall mean any officer of the Servicer involved
           -----------------
in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

          "Shortfalls" shall have the meaning specified in Section 4.04.
           ----------

          "Special Funding Account" shall have the meaning specified in Section
           -----------------------
4.02.
          "Standard & Poor's" shall mean Standard & Poor's Ratings Group, a
           -----------------
division of The McGraw-Hill Companies, Inc., or its successor.

          "Stated Amount" shall mean, as to any Variable Funding Certificate,
           -------------
the maximum principal amount that may be required to be funded by the Holder of such Variable Funding Certificate as determined by the applicable Supplement.

          "Subordinated Note" shall have the meaning specified in the Purchase
           -----------------
Agreement.

          "Successor Servicer" shall have the meaning specified in Section
           ------------------
10.02(a).

          "Supplement" shall mean, with respect to any Series, a Supplement to
           ----------
this Agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series pursuant to Section 6.03, and all amendments thereof and supplements thereto.

          "Tax Opinion" shall mean, with respect to any action, an Opinion of
           -----------
Counsel to the effect that, for Federal income tax purposes, such action will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance.

          "Termination Notice" shall have the meaning specified in Section
           ------------------
10.01.

          "Transfer Agent and Registrar" shall have the meaning specified in
           ----------------------------
Section 6.04.

          "Transfer Date" shall mean the Business Day immediately preceding each
           -------------
Distribution Date.

          "Trust" shall mean the Mail-Well I Corporation Master Trust created by
           -----
this Agreement.

          "Trust Asset" shall have the meaning specified in Section 2.01.
           -----------

          "Trust Closing Date" shall mean November 15, 1996.
           ------------------

          "Trustee" shall mean Norwest Bank Colorado, National Association in
           -------
its capacity as trustee on behalf of the Trust, or its successor in interest, or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to
           ---
time, as in effect in the State of New York or, where Section 9-103 of the Uniform Commercial Code as in effect in the State of New York provides that the perfection of security interests is governed by the Uniform Commercial Code then in effect in another State, then, with respect to perfection of security interests only, the Uniform Commercial Code, as amended from time to time, as in effect in such State.

          "United States" shall mean the United States of America (including the
           -------------
States and the District of Columbia) its territories, its possessions and other areas subject to its jurisdiction.

          "U.S. person" or "United States person" shall mean a citizen or
           -----------      --------------------
resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or of which is subject to United State Federal income taxation regardless of its source.

          "Variable Funding Certificates" shall have the meaning specified in
           -----------------------------
any Variable Funding Supplement.

          "Variable Funding Supplement" shall mean a Supplement executed in
           ---------------------------
connection with the issuance of, and otherwise specifying the terms governing the issuance of, Variable Funding Certificates provided for therein.

          "Weekly Report" shall have the meaning specified in Section 3.04(b).
           -------------

          Section 1.02. Other Definitional Provisions.  (a)  With respect to any
                        -----------------------------
Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the related Supplement.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) Any reference to notification to a Rating Agency or to a Rating Agency Condition shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

          (e) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

          (f) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation."

          (g) For purposes of determining whether the Holders of Variable Funding Certificates of any Series have consented to, approved or disapproved of any action to be taken hereunder where a vote of the Certificateholders of such Series is required, "unpaid principal amount" of such Series of Variable Funding Certificates shall mean, during the Revolving Period for such Series, the Stated Amount for such Series, and during the Amortization Period for such Series, the unpaid principal amount of such Variable Funding Certificates.


                                  ARTICLE II

                           Conveyance of Receivables
                           -------------------------

          Section 2.01. Conveyance of Receivables.  (a)  By execution of this
                        -------------------------
Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all its right, title and interest in, to and under (i) the Receivables existing at the close of business on the Trust Closing Date and thereafter created from time to time until the termination of the Trust, (ii) the Related Security, (iii) all Recoveries, (iv) the Purchase Agreement, including, without limitation, the Seller's right to approve any additional "Sellers" thereunder pursuant to Section 2.08 thereof, (v) the right to any Series Enhancement, and (vi) all

Collections and other moneys due or to become due and all amounts received with respect to any of the foregoing and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing. Such property, together with all moneys on deposit in the Lockbox Accounts, the Concentration Account, the Collection Account, the Canadian Accounts, the Canadian Collection Account, the Special Funding Account, the Series Accounts and any Series Enhancement shall constitute the assets of the Trust (the "Trust Assets"). The foregoing does not
                                         ------------
constitute and is not intended to result in the creation or assumption by the Trust, the Trustee, any Investor Certificateholders or any Series Enhancer of any obligation of the applicable Originator, the Servicer, the Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors.

          (b) The Seller shall file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables and other Trust Assets now existing and hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the sale and assignment of such Receivables to the Trust, and to deliver a file stamped copy of each such financing statement or other evidence of such filing (which may, for purposes of this Section 2.01 consist of telephone confirmation of such filing promptly followed by delivery to the Trustee of a file-stamped copy) to the Trustee on or prior to the initial Closing Date.

          (c) The Seller shall, at its own expense, beginning on or prior to the initial Closing Date until the termination of the Trust pursuant to Section
12.01 hereof indicate in the appropriate records that Receivables have been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificateholders by including in such records notations identifying each such Receivable.

          (d) It is the intention of the parties hereto that the conveyance of the Receivables and all other Trust Assets by the Seller to the Trustee, on behalf of the Trust, as provided in this Section 2.01 be, and be construed as, an absolute sale of the Receivables by the Seller to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be deemed a pledge of the Receivables and the other Trust Assets by the Seller to the Trustee to secure a debt or other obligation of the Seller. If, however, a court of competent jurisdiction holds that any transaction provided for hereby constitutes a loan and not a sale, this Agreement shall be deemed to be a security agreement within the meaning of Article 9 of the UCC and the conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Seller to the Trustee of a "security interest" within the meaning of Article 9 of the UCC in all of the Seller's right, title and interest in and to the Receivables and other Trust Assets and all amounts payable to the holders of the Receivables after the initial Closing Date in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Series Accounts, whether in the form of cash, instruments, securities or other property.

          Section 2.02. Acceptance of Trustee.  (a) The Trustee hereby
                        ---------------------
acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders.

          (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement or any Supplement.

          (c) The Trustee shall not use any information it obtains pursuant to this Agreement, including any of the information delivered by the Seller to the Trustee pursuant to Section 2.01, 2.09 or 3.04(c), to compete or assist any person in competing with any Originator or the Seller in their respective businesses.

          Section 2.03. Representations and Warranties of the Seller Relating
                        -----------------------------------------------------
to the Seller.   (a)  Representations and Warranties.  The Seller hereby
-------------         ------------------------------
represents and warrants to the Trust (and agrees that the Trustee may conclusively rely on each such representation and warranty in accepting the Receivables in trust and in authenticating the Certificates) as of each Closing Date that:

               (i)  Organization and Good Standing.  The Seller is a corporation
                    ------------------------------
          duly organized and validly existing in good standing under the laws of the State of Colorado, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, to execute, deliver and perform its obligations under this Agreement, each Supplement and the Purchase Agreement and to execute and deliver to the Trustee the Certificates pursuant hereto.

               (ii)  Due Qualification.  The Seller is duly qualified to do
                     -----------------
          business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction necessary for the conduct of its business.

               (iii) Due Authorization and Execution.  The execution, delivery
                     -------------------------------
          and performance of this Agreement, each Supplement and the Purchase Agreement by the Seller, the execution and delivery to the Trustee of the Certificates by the Seller and the consummation by the Seller of the transactions provided for in this Agreement, each Supplement and the Purchase Agreement have been duly authorized by the Seller by all necessary corporate action on the part of the Seller and have been duly executed and delivered by the Seller.

               (iv)  No Conflict.  The execution and delivery by the Seller of
                     -----------
          this Agreement, each Supplement, the Purchase Agreement and the Certificates, the performance by the Seller of the transactions contemplated by this Agreement, each Supplement and the Purchase Agreement and the fulfillment by the Seller of the terms hereof and thereof (i) will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound and (ii) do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties (except for the interest created pursuant to this Agreement).

               (v)   No Violation.  The execution and delivery by the Seller of
                     ------------
          this Agreement, each Supplement, the Purchase Agreement and the Certificates, the performance by the Seller of the transactions contemplated by this Agreement, each Supplement and the Purchase Agreement and the fulfillment by the Seller of the terms hereof and thereof will not conflict with or violate any Requirements of Law applicable to the Seller and will not contravene the Seller's charter or by-laws.

          (vi)  No Proceedings.  There are no proceedings or investigations
                --------------
     pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, any Supplement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, any Supplement or the Certificates, (C) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any Supplement, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, any Supplement, the Purchase Agreement or the Certificates, or
     (E) seeking to affect adversely the income tax attributes of the Trust under the Federal or applicable state income or franchise tax systems, and the Seller is not in default with respect to any order of any court, arbitration or Governmental Authority except for defaults with respect to orders of Governmental Authority which defaults are not material to the business or operations of the Seller, taken as a whole.

          (vii)  Use of Proceeds. No proceeds of any Distributions will be used
                 ---------------
     to acquire any equity security of a class which is registered pursuant to
     Section 12 of the Securities Exchange Act of 1934.

          (viii) All Consents Required. All approvals, authorizations, consents,
                 ---------------------
     orders or other actions of or notices to or filings with any Person or any Governmental Authority or governmental official required in connection with the execution and delivery by the Seller of this Agreement, each Supplement, the Purchase Agreement and the Certificates, the performance by the Seller of the transactions contemplated by this Agreement, each Supplement and the Purchase Agreement and the fulfillment by the Seller of the terms hereof and thereof, have been duly obtained and are in full force and effect.

          (ix)   Chief Executive Office. The Seller has its chief executive
                 ----------------------
     office at 23 Inverness Way East, Suite 160, Englewood, Colorado 80112, or such other place of which the Seller has notified the Trustee in accordance with Section 2.06(g).

          (x)    Investment Company.  The Seller is not an "Investment Company"
                 ------------------
     within the meaning of the Investment Company Act.

          (xi)   Bulk Sales.  The execution, delivery and performance of this
                 ----------
     Agreement do not require compliance with "bulk sales" law by the Seller.

          (xii)  Tradenames.  The Seller is not known by and does not use any
                 ----------
     tradename or doing-business-as name.

          (xiii) Incorporation. The Seller was incorporated on November 5, 1996
                 -------------
     and the Seller did not engage in any business activities prior to the date of this Agreement.

          (xiv)  Insolvency. (i) The fair value of the property of the Seller is
                 ----------
     greater than the total amount of liabilities, including contingent liabilities, of the Seller, (ii) the present fair salable value of the assets of the Seller is not less than the amount that will be required to pay all probable liabilities of the Seller on its debts as they become absolute and matured, (iii) the Seller does not intend to, and does not believe that it will, incur debts or liabilities beyond the Seller's abilities to pay such debts and liabilities as they mature, (iv) the Seller is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the Seller's property would constitute unreasonably small capital and (v) the transfer of the Receivables by the Seller to the Trust will not render the Seller insolvent.

          (b)  Notice of Breach.  The representations and warranties of the
               ----------------
Seller set forth in this Section 2.03 shall survive the transfer and assignment by the Seller of the respective Receivables to the Trust. Upon discovery by the Seller, the Servicer or the Trustee of a breach of any of the representations and warranties by the Seller set forth in this Section 2.03, the party discovering such breach shall give prompt written notice to the others and to each Series Enhancer entitled thereto pursuant to the relevant Supplement. The Seller agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach. For purposes of the representations and warranties set forth in this Section 2.03, each reference to a Supplement shall be deemed to refer only to those Supplements in effect as of the relevant Closing Date.

          Section 2.04. Representations and Warranties of the Seller Relating to
                        --------------------------------------------------------
the Agreement and any Supplement and the Receivables.  (a) Representations and
----------------------------------------------------       -------------------
Warranties.  The Seller hereby represents and warrants to the Trust (and agrees
----------
that the Trustee may conclusively rely on each such representation and warranty in accepting the Receivables in trust and in authenticating the Certificates) as of the date of this Agreement and the date of each Supplement, as of each Closing Date that:

                   (i) this Agreement, each Supplement, the Purchase Agreement and each Certificate constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity;

                   (ii) each Daily Report, Weekly Report and Monthly Settlement Report (in each case, if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or an Affiliate), other report exhibit, financial statement, document, book or record and all information furnished or to be furnished at any time by or on behalf of the Seller to the Trustee and each Series Representative in connection with this Agreement and each Supplement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Trustee and/or each Series Representative, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made and taken as a whole, not misleading;

                   (iii) the Seller is the legal and beneficial owner of all right, title and interest in each Receivable and the Seller has the full right to transfer such Receivables to the Trust, and each Receivable conveyed to the Trust by the Seller has been conveyed to the Trust free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates (other than Liens permitted under subsection 2.06(b)) and in compliance with all Requirements of Law applicable to the Seller;

               (iv) with respect to each Receivable transferred to the Trust, the Seller (i) shall have received such Receivable as a contribution to the capital of the Seller by the applicable Originator or (ii) shall have purchased such Receivable from the applicable Originator in exchange for payment (made by the Seller to the applicable Originator in accordance with the provisions of the Purchase Agreement) of cash, in an amount which constitutes fair consideration and reasonably equivalent value. Each such sale referred to in clause (ii) of the preceding sentence shall not have been made for or on account of an antecedent debt owed by the applicable Originator to the Seller and no such sale is or may be voidable or subject to avoidance under any section of any Debtor Relief Laws;

               (v) this Agreement constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Seller in the Receivables and other Trust Assets conveyed to the Trust by the Seller and all monies due or to become due with respect thereto and the proceeds thereof. If, however, a court of competent jurisdiction holds that any transaction provided for hereby constitutes a loan and not a sale, this Agreement constitutes a grant of a "security interest" (as defined in the UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Agreement and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements pursuant to Section 2.01 and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority security interest in such property and proceeds (as defined in the UCC) except for Liens permitted under subsection 2.06(b);

               (vi) except as otherwise expressly provided in this Agreement or any Supplement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Lockboxes, the Lockbox Accounts, the Concentration Account, the Collection Account, the Canadian Accounts, the Canadian Collection Account, the Special Funding Account, any Series Account or any Series Enhancement and the Seller has no other lockboxes or related accounts other than the Lockboxes, the Lockbox Accounts and the Canadian Accounts;

               (vii) each Receivable designated by the Seller as an Eligible Receivable on the date hereof is an Eligible Receivable;

               (viii) as of the date of the creation of any new Receivable, such Receivable is an Eligible Receivable, unless such Receivable is identified as not being an Eligible Receivable in the Monthly Servicer's Certificate for the month in which such Receivable was created; and

               (ix) except pursuant to the Purchase Agreement or this Agreement, no effective financing statement or other instrument similar in effect covering any Contract, any Receivable or collections or proceeds thereof, is on file in any recording office;

          (b)  Notice of Breach.  The representations and warranties of
               ----------------
the Seller set forth in this Section 2.04 shall survive the transfer and assignment by the Seller of Receivables to the Trust.

Subject to Section 2.05, upon discovery by the Seller, the Servicer or the Trustee of a breach of any of the representations and warranties by the Seller set forth in this Section 2.04, the party discovering such breach shall give prompt written notice to the others and to each Series Enhancer and Series Representative entitled thereto pursuant to the relevant Supplement. The Seller agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach. For purposes of the representations and warranties set forth in this Section 2.04, each reference to a Supplement shall be deemed to refer only to those Supplements in effect as of the date of the relevant representations or warranties.

          Section 2.05. Reassignment of Receivables in Trust Portfolio.  (a) If
                        ----------------------------------------------
any representation or warranty of the Seller set forth in Section 2.04(a)(vii),(viii) or (ix) is not true and correct in any material respect with respect to any Receivables, then either the Trustee or the Holders of Investor Certificates evidencing not less than 50% of the aggregate unpaid principal amount of all outstanding Investor Certificates, by notice then given to the Seller and the Servicer (and to the Trustee if given by the Investor Certificateholders), may direct the Seller to accept a reassignment of such Receivables (the "Reassigned Receivables") transferred to the Trust by the Seller if such breach of representation or warranty is not cured within 30 days of such notice and upon those conditions the Seller shall be obligated to accept such reassignment on the terms set forth below; provided, however, that such
                                                --------  -------
Receivables will not be reassigned to the Seller if, on any day prior to the end of such 30 day period (i) the relevant representation and warranty shall be true and correct in all material respects as if made on such day and (ii) the Seller shall have delivered to the Trustee a certificate of an authorized officer describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct.

          (b) The Servicer shall deduct the portion of the Reassigned Receivables from the aggregate amount of Receivables used to calculate the Seller Amount, the Seller's Interest and the Floating Allocation Percentage applicable to any Series. If, following the exclusion of such Receivables from the calculation of the Seller Amount, the Floating Allocation Percentage for all Series would be greater than 100%, not later than two Business Days after the date on which such reassignment obligation arises, the Seller shall deposit into the Collection Account in immediately available funds not later than two Business Days after the date on which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount necessary to reduce the Floating Allocation Percentage applicable to all Series to be a percentage no greater than 100% with respect to each outstanding Series in the related Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed on such Distribution Date in accordance with
Article IV and the terms of each Supplement. The payment of such deposit amount in immediately available funds shall be considered payment in full of all of such Receivables being reassigned.

          (c) Upon the deposit, if any, required to be made to the Collection Account as provided in this Section and the reassignment of the applicable Receivables, the Trustee, on behalf of the Trust, shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller or its designee, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Receivables, the Related Security and Recoveries with respect thereto, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Seller to effect the conveyance of such Receivables pursuant to this Section. The obligation of the Seller to accept reassignment of any Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee on behalf of the Certificateholders).

          Section 2.06. Covenants of the Seller.  The Seller hereby covenants as
                        -----------------------
follows:

          (a)  Receivables to be Accounts.  The Seller will take no action to
               --------------------------
cause any Receivable transferred by it to the Trust (i) not to be classified as an account or proceeds thereof (as defined in the UCC) or (ii) to be evidenced by any instrument (as defined in the UCC).

          (b)  Security Interests.  Except for the conveyances hereunder, the
               ------------------
Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; and the Seller shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that
                                                    --------  -------
nothing in this Section 2.06(b) shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Receivables any Liens for taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto. Notwithstanding the foregoing, nothing in this Section 2.06(b) shall be construed to prevent or be deemed to prohibit the transfer of the Seller Certificate and certain other rights of the Seller in accordance with the terms of this Agreement and any related Supplement.

          (c)  Seller's Interest.  Except for the conveyances hereunder, in
               -----------------
connection with any transaction permitted by Section 7.02, the Seller shall not transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Seller's Interest represented by the Seller Certificate and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.

          (d)  Delivery of Collections or Recoveries.  If the Seller receives
               -------------------------------------
Collections or Recoveries, the Seller shall deposit in the Collection Account all such Collections and Recoveries as soon as practicable after receipt thereof but in no event later than two Business Days after the date of receipt thereof by the Seller; provided, however that if such Collections or Recoveries relate
               --------  -------
to Canadian Receivables, the Seller shall deposit in the Canadian Collection Account all such Collections and Recoveries as soon as practicable after receipt thereof but in no event later than two Business Days after the date of receipt thereof by the Seller.

          (e)  Notice of Liens.  The Seller shall notify the Trustee, each
               ---------------
Series Enhancer and each Series Representative entitled to such notice pursuant to the relevant Supplement promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or Liens permitted under Section 2.07(b).

          (f)  Separate Corporate Existence.  The Seller shall:
               ----------------------------

                (i) Maintain in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Purchase Agreement and each other instrument or agreement necessary or appropriate to proper administration hereof and permit and effectuate the transactions contemplated hereby.

               (ii) Maintain its own deposit account or accounts, separate from those of any Affiliate of the Seller, with commercial banking institutions. The funds of the Seller will not be diverted to any other Person or for other than the corporate use of the Seller, and, except as may be expressly permitted by this Agreement or the Purchase Agreement, the funds of the Seller shall not be commingled with those of any Affiliate of the Seller.

               (iii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

               (iv) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that Seller contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Seller and any of its Affiliates shall be only on an arm's-length basis and shall receive the approval of the Seller's Board of Directors including at least two Independent Directors (defined below).

               (v) Maintain a principal executive and administrative office through which its business is conducted separate from those of its stockholders and Affiliates. To the extent that the Seller and any of its stockholders or Affiliates have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

               (vi) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of such meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts including, but not limited to, payroll and intercompany transaction accounts. Regular stockholders' and directors' meetings shall be held at least annually.

               (vii) Ensure that its Board of Directors shall be elected independently from the Boards of Directors of its Affiliates and shall at all times include at least two Independent Directors (for purposes hereof, "Independent Director" shall mean any member of the Board of
                   --------------------
          Directors of the Seller who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the

          Seller, or in any Affiliate of the Seller, (iii) is not connected with the Seller or any Affiliate of the Seller as an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions and (iv) is not, and has not been for a period of at least five (5) years, a director of any Affiliate of the Seller.

               (viii) Ensure that decisions with respect to its business and daily operations shall be independently made by the Seller (although the officer making any particular decision may also be an officer or director of an Affiliate of the Seller) and shall not be dictated by an Affiliate of the Seller.

               (ix) Act solely in its own corporate name and through its own authorized officers and agents, and no Affiliate of the Seller shall be appointed to act as agent of the Seller, except as expressly contemplated by this Agreement or the Purchase Agreement.

               (x) Ensure that no Affiliate of the Seller shall advance funds to the Seller, other than capital contributions from an Originator made to enable the Seller to pay the purchase price of Receivables or as is otherwise provided in the Purchase Agreement, and no Affiliate of the Seller will otherwise supply funds to, or guaranty debts of, the Seller.

               (xi) Not enter into any guaranty, or otherwise become liable, with respect to any obligation of any Affiliate of the Seller other than with respect to Section 7.04.

               (xii) Ensure that any financial reports required of the Seller shall comply with generally accepted accounting principles and shall be issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates.

          (g)  Continuous Perfection.  The Seller shall not change its name,
               ---------------------
identity or structure in any manner that might cause any financing or continuation statement filed pursuant to this Agreement to be misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Seller shall have delivered to the Trustee at least 30 days' prior written notice thereof and, no later than 30 days after making such change, shall have taken all action necessary or advisable to amend such financing statement or continuation statement so that it is not misleading. The Seller shall not change its chief executive office or change the location of its principal records concerning the Receivables, the Trust Assets or the Collections unless it has delivered to the Trustee at least 30 days' prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of the Trustee in the Receivables and other Trust Assets to continue to be perfected with the priority required by this Agreement.

          (h)  Compliance with Laws.  The Seller shall comply with Requirements
               --------------------
of Law applicable to Seller.

          (i)  Information.  The Seller shall provide to the Servicer, if the
               -----------
Servicer is not Mail-Well I Corporation, all information in its possession or control necessary to service the Receivables in accordance with this Agreement.

          (j)  Activities of Seller.  The Seller shall not engage in any
               --------------------
business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly related to the transactions contemplated and authorized by this Agreement or the Purchase Agreement.

          (k)  Indebtedness.  The Seller shall not create, incur, assume or
               ------------
suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred or owing to the Trust under this Agreement or the Purchase Agreement or (ii) liabilities incident to the maintenance of its corporate existence in good standing and the ownership of the Receivables.

          (l)  Guarantees.  The Seller shall not become or remain liable,
               ----------
directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

          (m)  Distributions.  Subject to minimum equity requirements in any
               -------------
Supplement, the Seller shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Seller or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that the Seller may make the purchases under the Purchase Agreement and so long as (i) there is no outstanding principal balance on the Subordinated Note, (ii) no Pay-Out Event has occurred and is continuing and no Pay-Out Event would occur as a result thereof or after giving effect thereto and (iii) such dividends are in compliance with all applicable law including the corporate law of the state of Seller's incorporation, and (iv) such dividends have been approved by all necessary and appropriate corporate action of the Seller, the Seller may declare and pay dividends on its capital stock.

          Section 2.07. Covenants of the Seller with Respect to the Purchase
                        ----------------------------------------------------
Agreement.  The Seller, in its capacity as purchaser of the Receivables from the
---------
Originators pursuant to the Purchase Agreement, hereby covenants that the Seller will at all times enforce, except for immaterial breaches, the covenants and agreements of such Originators in the Purchase Agreement. The Seller further covenants that the Seller will not enter into any amendments to the Purchase Agreement unless each Series Representative shall consent and the Rating Agency Condition has been satisfied in each case. The Seller further covenants that the Seller will not approve any additional "Sellers" pursuant to Section 2.08 of the Purchase Agreement and will not enter into any waivers with respect to the Purchase Agreement unless each Series Representative shall consent in each case

          Section 2.08. Purchase Agreement.  The Seller will not amend, waive or
                        ------------------
modify any provision of the Purchase Agreement or waive the occurrence of any "Event of Termination" under the Purchase Agreement, without in each case the prior written consent of the Liquidity Agent and the Series Representative. The Seller will perform all of its obligations under the Purchase Agreement in all material respects.

                                  ARTICLE III

                          Administration and Servicing
                          ----------------------------
                                 of Receivables
                                 --------------

          Section 3.01. Acceptance of Appointment and Other Matters Relating to
                        -------------------------------------------------------
the Servicer. (a)  Mail-Well I Corporation agrees to act as the Servicer under
------------
this Agreement and the Certificateholders, by their acceptance of Certificates, consent to Mail-Well I Corporation acting as Servicer.

          (b) The Servicer shall service and administer the Receivables, shall collect payments due under the Receivables and shall charge off Receivables as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing receivables comparable to the Receivables and in accordance with the Credit and Collection Policy. Subject to the first sentence of this Section 3.01(b), the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Subject to the first sentence of this Section 3.01(b), without limiting the generality of the foregoing, subject to Section 10.01, the Servicer is hereby authorized and empowered (i) to provide information to the Trustee to permit it to make withdrawals and payments from the Collection Account, the Canadian Collection Account and any Series Account, as set forth in this Agreement or any Supplement, and (ii) to take any action required or permitted under any Series Enhancement, as set forth in this Agreement or any Supplement. Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer is hereby authorized and empowered to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities laws or reporting requirements. The Trustee shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (c) The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other receivables.

          Section 3.02. Servicing Compensation. (a) As full compensation for its
                        ----------------------
servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") payable solely from Collections from
                    -------------
Receivables with respect to each Monthly Period, payable monthly on the related Distribution Date, in an amount equal to one-twelfth of the product of (a) the weighted average of the Servicing Fee Rates with respect to each outstanding Series (based upon the Servicing Fee Rate for each Series and the Invested Amount (or such other amount as specified in the related Supplement) of such Series, in each case as of the last day of the prior Monthly Period) and (b) the amount of the Invested Amount on the last day of the prior Monthly Period. The share of the Servicing Fee allocable to the Certificateholders' Interest of a particular Series with respect to any Monthly Period (the "Monthly Servicing
                                                           -----------------
Fee") will be determined in accordance with the relevant Supplement. The portion of the Servicing Fee with respect to any Monthly Period not so allocated to the Certificateholders' Interest of a particular Series shall be paid by the Holder of the Seller Certificate on the related Distribution Date and in no event shall the Trust, the Trustee, the Investor Certificateholders of any

Series or any Series Enhancer be liable for the share of the Servicing Fee with respect to any Monthly Period to be paid by the Holder of the Seller Certificate.

          (b) The Servicer's expenses include the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided that the Servicer shall not be liable for any liabilities, costs or expenses of the Trust or the Certificateholders arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith). The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Monthly Servicing Fee.

          Section 3.03. Representations, Warranties and Covenants of the
                        ------------------------------------------------
Servicer. (a) Mail-Well I Corporation, as initial Servicer, hereby makes, and
--------
any Successor Servicer by its appointment hereunder shall make, on each Closing Date (and on the date of any such appointment), the following representations, warranties and covenants to the Trust (and agrees that the Trustee may rely on each such representation, warranty and covenant in accepting the Receivables in trust and in authenticating the Certificates):

               (i)      Organization and Good Standing.  The Servicer is a
                        ------------------------------
          corporation (or with respect to such Successor Servicer, such other corporate entity as may be applicable) duly organized, validly existing and in good standing under the laws of its state of incorporation (or, in the case of a national banking association, in good standing under applicable federal law), and has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and each Supplement and to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted.

               (ii)     Due Qualification.  The Servicer is duly qualified to do
                        -----------------
          business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in the United States necessary for the conduct of its business of which the failure to obtain could reasonably be expected to affect the Servicer's ability to perform its obligations under this Agreement.

               (iii)    Due Authorization.  The execution, delivery, and
                        -----------------
          performance of this Agreement and each Supplement have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

               (iv)     Binding Obligation.  This Agreement and each Supplement
                        ------------------
          has been, in the case of Mail-Well I Corporation, duly executed and constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity.

               (v)      No Violation.  The execution and delivery of this
                        ------------
          Agreement and each Supplement by the Servicer, the performance of the transactions contemplated by this Agreement and each Supplement and the fulfillment of the terms hereof and thereof applicable to the Servicer, will (i) not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or any of its properties are bound and
     (ii) do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties (except for the interest created pursuant to this Agreement.)

          (vi)   No Proceedings.  There are no proceedings or investigations
                 --------------
     pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any Supplement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplement. Neither the Servicer nor any Affiliate thereof is in default with respect to any order of any court, arbitration or Governmental Authority except for defaults with respect to orders of Governmental Authority which defaults are not material to the business or operations of the Servicer and its Affiliates, taken as a whole.

          (vii)  Compliance with Requirements of Law.  The Servicer shall duly
                 -----------------------------------
     satisfy all obligations on its part to be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under Requirements of Law in order to properly service the Receivables and will comply in all material respects with all other Requirements of Law in connection with servicing the Receivables.

          (viii) No Rescission or Cancellation.  The Servicer shall not permit
                 -----------------------------
     any rescission or cancellation of a Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in the ordinary course of its business and in accordance with the Credit and Collection Policy.

          (ix)   Protection of Certificateholders' Rights. The Servicer shall
                 ----------------------------------------
     take no action which, nor omit to take any action the omission of which, would materially impair the rights of Certificateholders in any Receivable, nor shall it, except in the ordinary course of its business and in accordance with the Credit and Collection Policy, reschedule, revise or defer Collections due on the Receivables.

          (x)    Receivables Not to be Evidenced by Promissory Notes.  Except in
                 ---------------------------------------------------
     connection with its enforcement or collection of a Receivable, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as such term is defined in the UCC).

          (xi)   All Consents Required. All approvals, authorizations, consents,
                 ---------------------
     orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement and each Supplement, the performance by the Servicer of the transactions contemplated by this

          Agreement and each Supplement and the fulfillment by the Servicer of the terms hereof and thereof, have been obtained.

               (xii)    Maintenance of Records and Books of Account.  The
                        -------------------------------------------
          Servicer shall maintain and implement administrative and operating procedures (including the ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, computer records and other information, reasonably necessary or advisable for the collection of all the Receivables. Such documents, books and computer records shall reflect all facts giving rise to the Receivables, all payments and credits with respect thereto, and such documents, books and computer records shall indicate the interests of the Trust in the Receivables.

               (xiii)   Financial Statements.  The consolidated balance sheet
                        --------------------
          of the Servicer as at December 31, 1995, and the related consolidated statements of income and retained earnings of the Servicer for the fiscal year then ended, copies of which have been furnished to the Trustee, the Series Representative and the Liquidity Agent, fairly present the consolidated financial condition of the Servicer as at such date and the consolidated results of the operations of the Servicer for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1995 there has been no material adverse change in the business, operations, property or financial condition of the Servicer. The opening pro forma balance sheet of the Seller as at November 15, 1996, giving effect to the initial purchase to be made under this Agreement, a copy of which has been furnished to the Trustee, the Series Representative and the Liquidity Agent, fairly presents the financial condition of the Seller as at such date, in accordance with generally accepted accounting principles.

          (b) For purposes of the representations and warranties set forth in this Section 3.03, each reference to a Supplement shall be deemed to refer only to those Supplements in effect as of the relevant Closing Date or the date of appointment of a Successor Servicer, as applicable.

          Section 3.04. Servicer Reports to the Trustee.  (a) Daily Reports.  On
                        -------------------------------       -------------
each Business Day, the Servicer shall prepare and forward to the Trustee and each Series Representative by facsimile a report in the form of Exhibit B-1 hereto (the "Daily Report").
             ------------

          (b)  Weekly Reports.  On the 4th Business Day of each calendar week,
               --------------
the Servicer shall prepare and forward to the Trustee and each Series Representative by facsimile a report in the form of Exhibit B-2 hereto (the "Weekly Report").
--------------

          (c)  Monthly Settlement Report.  Unless otherwise stated in the
               -------------------------
Supplement related to any Series, on each date set forth on Schedule 3 hereto, and upon the monthly dates thereafter agreed upon by the Servicer and the Liquidity Agent and each Series Representative, the Servicer shall forward to the Trustee, the Paying Agent, each Rating Agency, each Series Enhancer and each Series Representative entitled thereto pursuant to the relevant Supplement a certificate of a Servicing Officer in the form of Exhibit C (the "Monthly
                                                                  -------
Settlement Report").
-----------------

          Section 3.05. Annual Certificate of Servicer.  The Servicer shall
                        ------------------------------
deliver to the Trustee, each Rating Agency, each Series Enhancer and each Series Representative entitled thereto pursuant to the relevant Supplement, on or before January 31 of each calendar year, beginning with the January 31, 1997, an Officer's Certificate (with appropriate insertions) substantially in the form of Exhibit D.

          Section 3.06. Semi-Annual Agreed-Upon Procedures Report of Independent
                        --------------------------------------------------------
Public Accountants; Copies of Reports Available.  On the date hereof and on or
-----------------------------------------------
before May 1 and November 1 of each calendar year thereafter, or, if the Liquidity Agent and the Series Representative so consent, on one such date during each calendar year, the Servicer shall cause at its expense a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Seller) to furnish a report in the form of Exhibit F hereto (addressed to the Liquidity Agent, the Series Representative, and the Servicer) to the Trustee, the Servicer and each Rating Agency (a) to the effect that they have applied certain procedures with the Servicer and examined certain documents relating to the servicing of Receivables under this Agreement and each Supplement and that, on the basis of such agreed upon procedures, nothing has come to the attention of such accountants that caused them to believe that the servicing (including the allocation of Collections) has not been conducted in compliance with the terms and conditions set forth in Article III and Article IV and Section 8.08 of this Agreement and the applicable provisions of each Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement,
(b) to the effect that they have applied certain procedures agreed upon with the Servicer to compare the mathematical calculations of certain amounts set forth in the Servicer's Certificates delivered pursuant to Section 3.04(b) during the period covered by such report with the Servicer's computer reports which were the source of such amounts and that on the basis of such agreed upon procedures and comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement and (c) to the effect that they have applied certain procedures agreed upon with the Servicer to determine compliance by the Seller with Section 2.06(f), and on the basis of such agreed upon procedures, nothing has come to the attention of the accountants that caused them to believe that the Seller was not in compliance with Section 2.06(f), except for such exceptions they believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of such report shall be delivered to each Series Enhancer and each Series Representative entitled thereto pursuant to the relevant Supplement. A copy of each certificate and report provided pursuant to Section 3.04(b), 3.05 or 3.06 may be obtained by any Investor Certificateholder or Certificate Owner by a request to the Trustee addressed to the Corporate Trust Office.

          Section 3.07. Tax Treatment.  The Seller has entered into this
                        -------------
Agreement, and the Certificates will be issued with the intention that, for Federal, state and local income and franchise tax purposes, the Investor Certificates (except Seller Retained Certificates which are held by the Seller) of each Series will qualify as debt secured by the Receivables. The Seller, by entering into this Agreement, each Certificateholder, by the acceptance of its Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agree to treat such Investor Certificates for Federal, state and local income and franchise tax purposes as debt. Each Holder of such Investor Certificate agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as debt under applicable tax law, as described in this Section 3.07. Furthermore, subject to Section 11.11, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

          Section 3.08. Notices to Mail-Well I Corporation.  If neither
                        ----------------------------------
Mail-Well I Corporation nor one of its Affiliates is acting as Servicer, any Successor Servicer shall deliver to Mail-Well I

Corporation each certificate and report required to be provided thereafter pursuant to Section 3.04(b), 3.05 or 3.06.

          Section 3.09. Adjustments.  (a)  If the Servicer adjusts downward the
                        -----------
amount of any Receivable (i) because of a rebate, refund, adjustment, unauthorized charge or billing error to an Obligor, (ii) because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, or (iii) if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or charging off such amount as uncollectible, then, in any such case, the amount of Receivables used to calculate the Seller Amount, the Seller's Interest, the Floating Allocation Percentage applicable to any Series will be reduced by the amount of the adjustment. Any reduction required pursuant to the preceding sentence shall be made no later than the next Business Day following the downward adjustment of the applicable Receivable.

          (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. If (i) the Servicer makes a deposit into the Canadian Collection Account in respect of a Collection of a Canadian Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Canadian Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first three sentences of this paragraph, any adjustments made pursuant to this paragraph will be reflected in a current report but will not change any amount of Collections previously reported pursuant to subsection 3.04(b).


                                  ARTICLE IV

                        Rights of Certificateholders and
                        --------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

          Section 4.01. Rights of Certificateholders.  The Investor Certificates
                        ----------------------------
shall represent fractional undivided interests in the Trust, which, with respect to each Series, shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificates of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to Investor Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in the Collection Account and the Canadian Collection Account allocable to Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in any related Series Account and funds available pursuant to any related Series Enhancement (collectively, with respect to all Series, the "Certificateholders' Interest"), it being understood that, unless
             ----------------------------
otherwise specified in the Supplement with respect to such Series, the Investor Certificates of any Series or Class shall not represent any interest in any Series Account or Series Enhancement for the benefit of any other Series or Class. The Seller Certificate shall represent the ownership interest in the Trust Assets not allocated pursuant to this Agreement or any Supplement to the Certificateholders' Interest, including the right to receive Collections with respect to the

Receivables and other amounts at the times and in the amounts specified in this Agreement or any Supplement to be paid to the Seller on behalf of the Holder of the Seller Certificate (the "Seller's Interest"); provided, however, that the
                             -----------------    --------  -------
Seller Certificate shall not represent any interest in the Lockboxes, the Lockbox Accounts, the Concentration Account, the Collection Account, the Canadian Accounts, the Canadian Collection Account, any Series Account or any Series Enhancement, except as specifically provided in this Agreement or any Supplement.

          Section 4.02. Establishment of Lockboxes, Lockbox Accounts, the
                        -------------------------------------------------
Concentration Account, the Collection Account, the Canadian Accounts, the
-------------------------------------------------------------------------
Canadian Collection Account and Special Funding Account.  (a)(i) The Servicer
-------------------------------------------------------
has instructed all existing Obligors, and will instruct all future Obligors, to make payments in respect of Receivables only (A) by check or money order mailed to one or more lockboxes or post office boxes under the control of the Trustee (each such box being a "Lockbox" and collectively, the "Lockboxes"), (B) by wire
                        -------                         ---------
transfer, ACH transfer or moneygram directly to the applicable Lockbox Account or, (C) in the case of Obligors making payments denominated in Canadian Dollars in respect of Canadian Receivables, to a Canadian Account. The Servicer shall endorse, to the extent necessary, all checks or other instruments received in any Lockbox so that the same can be deposited in such Lockbox Account, in the form so received (with all necessary endorsements), and the Servicer shall deposit the same in such Lockbox Account on the Business Day on which such check or other instruments are received.

               (ii) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Seller, Eligible Deposit Accounts bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust (each such account being a "Lockbox Account and collectively the "Lockbox
                                ---------------                       -------
          Accounts"). The Trustee shall possess a security interest in the
          --------
          Seller's right, title and interest in all funds on deposit from time to time in the Lockbox Accounts and in all proceeds thereof for the benefit of the Certificateholders. The Lockbox Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. The Servicer hereby grants a first priority security interest in and to the Lockbox Accounts and all amounts now or hereafter deposited therein or evidenced thereby. The Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Lockbox Accounts for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If, at any time, any Lockbox Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall, within 10 Business Days after notice from the Servicer or any Series Representative, establish a new Lockbox Account meeting the conditions specified above, transfer any cash or any investments in the old Lockbox Account to such new Lockbox Account and from the date such new Lockbox Account is established, it shall be a "Lockbox Account". The Servicer shall irrevocably instruct
                      ---------------
          each bank at which a Lockbox Account is held, to transfer, by 12:00 noon (New York City time) on each Business Day, all amounts in such Lockbox Account to the Concentration Account.

          (b) The Servicer, for the benefit of the Certificateholders, shall establish and maintain at Norwest Bank Colorado, National Association in the name of the Seller, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders (the "Concentration Account"). The Trustee shall possess a
                         ---------------------
security interest in the Seller's right, title and interest in all funds on deposit from time to time in the Concentration Account and in all proceeds thereof for the benefit of the Certificateholders. The Concentration

Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. The Servicer hereby grants a first priority security interest in and to the Concentration Account and all amounts now or hereafter deposited therein or evidenced thereby. The Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Concentration Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If, at any time, the Concentration Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall, within 10 Business Days after notice from the Servicer or any Series Representative, establish a new Concentration Account meeting the conditions specified above, transfer any cash or any investments to such new Concentration Account and from the date such new Concentration Account is established, it shall be the "Concentration Account". The Servicer shall irrevocably instruct the bank at
 ---------------------
which the Concentration Account is held, to transfer, by 12:00 noon (New York City time) on each Business Day, all amounts in the Concentration Account to the Collection Account.

          (c) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders (including all Collection Subaccounts therein, the "Collection Account"). The Supplement
                                         ------------------
for a Series may require the Trustee to establish and maintain, for administrative purposes only, subaccounts of the Collection Account for the benefit of the Certificateholders of such Series (such subaccounts the "Collection Subaccounts"). The Trustee shall possess all right, title and
-----------------------
interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof for the benefit of the Certificateholders. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. The Servicer hereby grants a first priority security interest in and to the Collection Account and all amounts now or hereafter deposited therein or evidenced thereby. The Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If at any time the Collection Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days establish a new Collection Account meeting the conditions specified above, transfer any cash or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account".
        ------------------

          (d) So long as no Pay-Out Event has occurred and is continuing, funds on deposit in the Collection Account shall at the direction of the Servicer be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders. The Trustee shall maintain for the benefit of the Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. Funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that all funds will be available at the close of business on the Transfer Date following such Monthly Period. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that, at any time when
                                      --------  -------
a Payout Event has not occurred or is not continuing, the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interests of the Investor Certificateholders may be adversely affected if such Eligible Investment is held to its maturity and; provided, further, that, at any
                                                 --------  -------
time when a Payout Event has occurred and is continuing, the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Series Representative and Liquidity Agent. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be treated as Collections of Receivables with respect to the last day of the related Monthly Period, except as otherwise specified in any Supplement. For purposes of determining the availability of funds or the balances in the Collection Account for any reason under this Agreement, all investment earnings net of investment expenses and losses on such funds shall be deemed not to be available or on deposit.

          (e) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Seller, Eligible Deposit Accounts bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust (each such account being a "Canadian Account
                                                              ----------------
and collectively the "Canadian Accounts").  The Trustee shall possess a security
                      -----------------
interest in the Seller's right, title and interest in all funds on deposit from time to time in the Canadian Accounts and in all proceeds thereof for the benefit of the Certificateholders. The Canadian Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. The Servicer hereby grants a first priority security interest in and to the Concentration Accounts and all amounts now or hereafter deposited therein or evidenced thereby. The Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Canadian Accounts for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If, at any time, any Canadian Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall, within 10 Business Days after notice from the Servicer or any Series Representative, establish a new Canadian Account meeting the conditions specified above, transfer any cash or any investments in the old Canadian Account to such new Canadian Account and from the date such new Canadian Account is established, it shall be a "Canadian Account". The Servicer
                                                ----------------
shall irrevocably instruct each bank at which a Canadian Account is held, to transfer, by 12:00 noon (New York City time) on each Business Day, all amounts in such Canadian Account to the Canadian Collection Account.

          (f) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders (including all Canadian Collection Subaccounts therein, the "Canadian Collection Account").
                                                  ---------------------------
The Supplement for a Series may require the Trustee to establish and maintain, for administrative purposes only, subaccounts of the Canadian Collection Account for the benefit of the Certificateholders of such Series (such subaccounts the "Canadian Collection Subaccounts"). The Trustee shall possess all right, title
--------------------------------
and interest in all funds on deposit from time to time in the Canadian Collection Account and in all proceeds thereof for the benefit of the Certificateholders. The Canadian Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. The Servicer hereby grants a first priority security interest in and to the Canadian Collection Account and all amounts now or hereafter deposited therein or evidenced thereby. The Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Canadian Collection Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If at any time the Canadian Collection Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days establish a new Canadian Collection Account meeting the conditions specified above, transfer any cash or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Canadian Collection Account".
----------------------------

          (g) So long as no Pay-Out Event has occurred and is continuing, funds on deposit in the Canadian Collection Account shall at the direction of the Servicer be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders. The Trustee shall maintain for the benefit of the

Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. Funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that all funds will be available at the close of business on the Transfer Date following such Monthly Period. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that, at amy time when a
                                   --------  -------
Payout Event has not occurred or is not continuing, the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interests of the Investor Certificateholders may be adversely affected if such Eligible Investment is held to its maturity and; provided, further, that, at any
                                                 --------  -------
time when a Payout Event has occurred and is continuing, the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Series Representative and Liquidity Agent. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Canadian Collection Account shall be treated as Collections of Receivables with respect to the last day of the related Monthly Period, except as otherwise specified in any Supplement. For purposes of determining the availability of funds or the balances in the Canadian Collection Account for any reason under this Agreement, all investment earnings net of investment expenses and losses on such funds shall be deemed not to be available or on deposit.

          (h) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders (the "Special Funding Account"). The Trustee shall possess all right, title and
------------------------
interest in all funds on deposit from time to time in the Special Funding Account and in all proceeds thereof for the benefit of the Certificateholders. The Special Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. The Servicer hereby grants a first priority security interest in and to the Special Funding Account and all amounts now or hereafter deposited therein or evidenced thereby. The Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Special Funding Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If, at any time, the Special Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days establish a new Special Funding Account meeting the conditions specified above, transfer any cash or any investments to such new Special Funding Account and from the date such new Special Funding Account is established, it shall be the "Special Funding Account".
                              -----------------------

          (i) So long as no Pay-Out Event has occurred and is continuing, funds on deposit in the Special Funding Account shall at the direction of the Servicer be invested by the Trustee in Eligible Investments selected by the Servicer.
All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders. The Trustee shall maintain for the benefit of the Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. Funds deposited in the Special Funding Account on any date during a Monthly Period will be invested in Eligible Investments that will mature no later than the close of business on the Transfer Date following such Monthly Period. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that, at any time when a Payout Event
                       --------  -------
has not occurred or is not continuing, the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interests of the Investor Certificateholders may be adversely affected if such Eligible Investment is held to its maturity and; provided, further, that, at any time
                                        --------  -------
when a Payout Event has occurred and is continuing, the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Series

Representative and Liquidity Agent. Unless directed by the Servicer, funds deposited in the Special Funding Account on a Transfer Date with respect to the next following Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Special Funding Account shall be treated as Collections of Receivables with respect to the last day of the related Monthly Period except as otherwise specified in the related Supplement. Unless otherwise directed by the Servicer, (i) on each Distribution Date on which no Series is in an Accumulation Period or an Amortization Period, funds on deposit in the Special Funding Account will be withdrawn and paid to the Holder of the Seller Certificate to the extent that the Seller Amount exceeds the Minimum Balance on such date, and (ii) on each "Purchase Date" (as defined in the Purchase Agreement) on which no Series is in an Accumulation Period or an Amortization Period, funds on deposit in the Special Funding Account will be withdrawn and paid to the Seller, to be applied to the "Purchase Price" of the Receivables to be purchased on such date pursuant to the Purchase Agreement; provided, however, amounts may be withdrawn from the Special Funding
           --------  -------
Account on any Purchase Date pursuant to this clause (ii) only if, and to the extent that, such withdrawal will not result in a Payout Event (after giving effect to all Receivables to be transferred to the Trust on such date). For purposes of determining the availability of funds or the balances in the Special Funding Account for any reason under this Agreement, all investment earnings net of investment expenses and losses on such funds shall be deemed not to be available or on deposit.

          Section 4.03. Collections and Allocations.  (a) The Servicer will
                        ---------------------------
apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Canadian Collection Account as described in this
Article IV and in each Supplement. Except as otherwise provided below, the Servicer shall deposit, or cause to be deposited, all Collections received (whether through the Lockbox Accounts, the Canadian Accounts or otherwise) into the Collection Account (or in the case of Collections with respect to Canadian Receivables into the Canadian Collection Account), no later than two Business Days following the receipt of such Collections.

          (b) With respect to each day during each Monthly Period, Collections of Receivables will be allocated to the Certificateholders' Interest of each Series as set forth in the Supplement related to such Series. On each Determination Date, Defaulted Receivables will be allocated to the Certificateholders' Interest of each Series, each as set forth in the related Supplement.

          (c)  (i)      Throughout the existence of the Trust, unless otherwise
stated in any Supplement, the Servicer shall allocate to the Holder of the Seller Certificate an amount equal to the product of (A) the Seller's Percentage and (B) the aggregate amount of such Collections allocated to Receivables in respect of each Monthly Period. Notwithstanding anything in this Agreement to the contrary, unless otherwise stated in any Supplement, the Servicer need not deposit this amount or any other amounts so allocated to the Seller Certificate pursuant to any Supplement into the Collection Account or the Canadian Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holder of the Seller Certificate.

               (ii) The payments to be made to the Holder of the Seller Certificate pursuant to this Section 4.03(c) do not apply to deposits to the Collection Account or the Canadian Collection Account or other amounts that do not represent Collections, including payment of the purchase price for Receivables pursuant to Section 2.06 or 10.01, proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 or payment of the purchase price for the Certificateholders' Interest of a specific Series pursuant to the related Supplement.

                                   ARTICLE V

                         Distributions and Reports to
                         ----------------------------
                              Certificateholders
                              ------------------

          Distributions shall be made to, and reports shall be provided to, Certificateholders as set forth in the applicable Supplement.

                                  ARTICLE VI

                               The Certificates
                               ----------------

          Section 6.01. The Certificates.  The Investor Certificates of any
                        ----------------
Series or Class may be issued in bearer form ("Bearer Certificates") with
                                               -------------------
attached interest coupons and any other applicable coupon (collectively, the "Coupons") or in fully registered form ("Registered Certificates") and shall be
 -------                                 -----------------------
substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. Each Series of Variable Interest Certificates initially shall be issued as one or more Series of Variable Interest Certificates in an aggregate original principal amount equal to the Initial Invested Amount (as defined in the related Supplement) for the Series and with an initial aggregate Stated Amount in the amount set out in the related Supplement . The Seller Certificate will be issued in registered form, substantially in the form of Exhibit A, and shall upon issue, be executed and delivered by the Seller to the Trustee for authentication and redelivery as provided in Section 6.02. Except as otherwise provided in Section 6.03 or in any Supplement, Bearer Certificates shall be issued in minimum denominations of $500,000 and Registered Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $100,000 in excess thereof. If specified in any Supplement, the Investor Certificates of any Series or Class shall be issued upon initial issuance as a single certificate evidencing the aggregate original principal amount (or Stated Amount in the case of Variable Funding Certificates) of such Series or Class. The Seller Certificate shall initially be a single certificate and shall initially represent the entire Seller's Interest. Each Certificate shall be executed by manual or facsimile signature on behalf of the Seller by its President or any Vice President. Certificates bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Seller shall not be rendered invalid, notwithstanding that such individual ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. Bearer Certificates shall be dated the Closing Date. All Registered Certificates and the Seller Certificate shall be dated the date of their authentication.

          Section 6.02. Authentication of Certificates.  The Trustee shall
                        ------------------------------
authenticate and deliver the Investor Certificates of each Series and Class that are issued upon original issuance to or upon the order of the Seller against payment to the Seller of the purchase price therefor. The Trustee shall authenticate and deliver the Seller Certificate to the Seller simultaneously with its delivery of the Investor Certificates of the first Series to be issued hereunder.

          Section 6.03. New Issuances.  (a) The Seller may from time to time
                        -------------
direct the Trustee, on behalf of the Trust, to authenticate one or more new Series of Investor Certificates. The Investor Certificates of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the applicable Supplement except, with respect to any Series or Class, as provided in the related Supplement.

          (b) On or before the Closing Date relating to any new Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such new Series. The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. The obligation of the Trustee to authenticate the Investor Certificates of such new Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:

                 (i) on or before the fifth Business Day immediately preceding the Closing Date, the Seller shall have given the Trustee, the Servicer, each Rating Agency and any Series Representative or Series Enhancer entitled thereto pursuant to the relevant Supplement notice of such issuance and the Closing Date;

                 (ii) the Seller shall have delivered to the Trustee the related Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

                 (iii) the Seller shall have delivered to the Trustee any related Enhancement Agreement executed by each of the parties thereto, other than the Trustee;

                 (iv) the Rating Agency Condition shall have been satisfied with respect to such issuance and each Series Representative shall have consented thereto;

                 (v) the Seller shall have delivered to the Trustee and any Series Representative or Series Enhancer entitled thereto pursuant to the relevant Supplement an Officer's Certificate, dated the Series Issuance Date, to the effect that the Seller reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay-Out Event to occur with respect to any Series;

                 (vi) the Seller shall have delivered to the Trustee and each Rating Agency a Tax Opinion, dated the Closing Date, with respect to such issuance; and

                 (vii) the Floating Allocation Percentage for all Series shall not be greater than 100%, in each case as of the Closing Date and after giving effect to such issuance.

Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and authenticate the Investor Certificates of such Series upon execution thereof by the Seller.

          Section 6.04. Registration of Transfer and Exchange of Certificates.
                        -----------------------------------------------------
(a)(1) The Trustee shall cause to be kept at the office or agency to be maintained in accordance with the provisions of Section 11.16 a register (the "Certificate Register") in which,
                                             --------------------
subject to such reasonable regulations as it may prescribe, a transfer Agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") shall
                                           ----------------------------
provide for the registration of the Registered Certificates and of transfers and exchanges of the Registered Certificates as herein provided. The Transfer Agent and Registrar shall initially be the Trustee, except as otherwise specified in any Supplement with respect to the Certificates issued under that Supplement, and any co-transfer Agent and co-registrar chosen by the Seller and acceptable to the Trustee.

               (ii) The Trustee may revoke such appointment and remove any Transfer Agent and Registrar if the Trustee determines in its sole discretion that such Transfer Agent and Registrar failed to perform its obligations under this Agreement in any material respect. Any Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' notice to the Seller, the Trustee and the Servicer; provided, however, that such
                            --------  -------
          resignation shall not be effective and such Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Seller.

               (iii) Subject to paragraph (c) below, upon surrender for registration of transfer of any Registered Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, one or more new Registered Certificates (of the same Series and Class) in authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest shall be executed, authenticated and delivered, in the name of the designated transferee or transferees.

               (iv) At the option of a Registered Certificateholder, Registered Certificates (of the same Series and Class) may be exchanged for other Registered Certificates of authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest, upon surrender of the Registered Certificates to be exchanged at any such office or agency; Registered Certificates, including Registered Certificates received in exchange for Bearer Certificates, may not be exchanged for Bearer Certificates. At the option of the Holder of a Bearer Certificate, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates (of the same Series and Class) of authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section shall have attached thereto all unmatured Coupons; provided
                                                                     --------
          that any Bearer Certificate, so surrendered after the close of business on the Record Date preceding the relevant payment date or distribution date after the expected final payment date need not have attached the Coupon relating to such payment date or distribution date (in each case, as specified in the applicable Supplement).

               (v) Whenever any Investor Certificates are so surrendered for exchange, the Seller shall execute, the Trustee shall authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States) the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Investor Certificateholder or the attorney-in-fact thereof duly authorized in writing.

                 (vi) No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

                 (vii) All Investor Certificates (together with any Coupons) surrendered for registration of transfer and exchange or for payment shall be canceled and disposed of by or on behalf of the Trustee in a manner satisfactory to the Trustee.

                 (viii) The Seller shall execute and deliver to the Trustee Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement, each Supplement and the Certificates.

          (b) The Transfer Agent and Registrar will maintain at its expense in the City of New York, an office or agency where Investor Certificates may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States).

          (c)(i)(A) Registration of transfer of Investor Certificates containing a legend substantially to the effect set forth on Exhibit E-1 shall be effected only if such transfer (x) is made pursuant to an effective registration statement under the Act, or is exempt from the registration requirements under the Act, and (y) is made to a Person which is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to ERISA or that is described in Section 4975(e)(1) of the Code or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). In the event that registration of a
                             ------------
          transfer is to be made in reliance upon an exemption from the registration requirements under the Act, the transferor or the transferee shall deliver, at its expense, to the Seller, the Servicer and the Trustee, an investment letter from the transferee, substantially in the form of the investment and ERISA representation letter attached hereto as Exhibit E-2, and no registration of transfer shall be made until such letter is so delivered.

                 (B) Investor Certificates issued upon registration or transfer of, or Investor Certificates issued in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Seller, the Servicer, the Trustee and the Transfer Agent and Registrar receive an opinion of counsel, satisfactory to each of them, to the effect that such legend may be removed.

                 (C) Whenever an Investor Certificate containing the legend referred to above is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer and shall be entitled to receive instructions signed by a Servicing Officer prior to registering any such transfer. The Seller hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause (i).

               (ii) Registration of a transfer of Investor Certificates containing a legend to the effect set forth on Exhibit E-3 shall be effected only if such transfer is made to a Person which is not a Benefit Plan. By acquiring any interest in a Book-Entry Certificate which contains such legend, a Certificate Owner shall be deemed to have represented and warranted that it is not a Benefit Plan.

          Section 6.05. Mutilated, Destroyed, Lost or Stolen Certificates. If
                        -------------------------------------------------
(a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Seller shall execute, the Trustee shall authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate fractional undivided interest. In connection with the issuance of any new Certificate under this Section, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.06. Persons Deemed Owners.  The Trustee, the Paying Agent,
                        ---------------------
the Transfer Agent and Registrar and any Agent of any of these may (a) prior to due presentation of a Registered Certificate for registration of transfer, treat the Person in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever, and (b) treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever; and, in any such case, neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any Agent of any of these shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the Holders of the requisite Investor Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder (including under any Supplement), Certificates owned by the Seller, the Servicer, any other Holder of the Seller Certificate, the Trustee or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee actually knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such

Certificates and that the pledgee is not the Seller, the Servicer, any other Holder of the Seller Certificate or any Affiliate thereof.

          Section 6.07. Appointment of Paying Agent.  The Paying Agent shall
                        ---------------------------
make distributions to Investor Certificateholders from the Collection Account, Canadian Collection Account or any applicable Series Account pursuant to the provisions of the applicable Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account, Canadian Collection Account or any applicable Series Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement or any Supplement in any material respect. The "Paying Agent" shall initially be the
                                          ------------
Trustee, except as otherwise specified in any Supplement with respect to the Certificates issued under that Supplement, and any co-paying Agent chosen by the Seller and acceptable to the Trustee. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' notice to the Trustee; provided, however,
                                                            --------  -------
that such resignation shall not be effective and such Paying Agent shall continue to perform its duties as Paying Agent until the Trustee has appointed a successor Paying Agent reasonably acceptable to the Seller. In the event that any Paying Agent shall resign, the Trustee shall appoint a successor to act as Paying Agent. The Trustee shall cause each successor or additional Paying Agent to execute and deliver to the Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that it will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Investor Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 11.01, 11.02, 11.03 and 11.05 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying Agent unless the context requires otherwise.

          Section 6.08. Access to List of Registered Certificateholders' Names
                        ------------------------------------------------------
and Addresses.  (a) The Trustee will furnish or cause to be furnished by the
-------------
Transfer Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Registered Certificateholders. If any Holder or group of Holders of Investor Certificates of any Series or all outstanding Series, as the case may be, evidencing not less than 10% of the aggregate unpaid principal amount of such Series or all outstanding Series, as applicable (the "Applicants"), apply to the Trustee, and such application states that the
 ----------
Applicants desire to communicate with other Investor Certificateholders with respect to their rights under this Agreement or any Supplement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Registered Certificateholders of such Series or all outstanding Series, as applicable, held by the Trustee, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

          (b) Every Registered Certificateholder, by receiving and holding a Registered Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Registered Certificateholders hereunder, regardless of the sources from which such information was derived.

          Section 6.09. Authenticating Agent.  (a) The Trustee may appoint one
                        --------------------
or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Seller and the Servicer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Trustee or such authenticating agent. An authenticating agent may at any time resign by giving notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Seller, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Seller. The Seller agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section. The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.

          (c) Pursuant to an appointment made under this Section, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Pooling and Servicing Agreement.
                  ______________________________________________________________

                  ______________________________________________________________
                    as Authenticating Agent
                      for the Trustee

                    By: ________________________________________________________
                        Authorized Officer

          Section 6.10. Book-Entry Certificates.  Unless otherwise specified
                        -----------------------
in the related Supplement for any Series or Class, the Investor Certificates, upon original issuance, shall be issued in the form of one or more typewritten Investor Certificates representing the Book-Entry Certificates, to be delivered to the Clearing Agency, by, or on behalf of, the Seller. The Investor Certificates shall initially be registered on the Certificate Register in the name of the Clearing Agency or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.12. Unless and until definitive, fully registered Investor Certificates ("Definitive Certificates") have been
                                         -----------------------
issued to the applicable Certificate Owners pursuant to Section 6.12 or as otherwise specified in any such Supplement:

               (i) the provisions of this Section shall be in full force and effect;

               (ii) the Seller, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions) as the authorized representatives of the respective Certificate Owners;

               (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control; and

               (iv) the rights of the respective Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.12, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Investor Certificates to such Clearing Agency Participants.

               (v) purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Investor Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of Investor Certificates, such direction or consent may be given by Certificate Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Investor Certificates evidencing the requisite percentage of principal amount of Investor Certificates.

          Section 6.11. Notices to Clearing Agency.  Whenever any notice or
                        --------------------------
other communication is required to be given to Investor Certificateholders of any Series or Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the applicable Clearing Agency.

          Section 6.12. Definitive Certificates.  If Book-Entry Certificates
                        -----------------------
have been issued with respect to any Series or Class and (a) the Seller advises the Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Series or Class and the Trustee or the Seller is unable to locate a qualified successor, (b) the Seller, at its option, advises the Trustee that it elects to terminate the book-entry system with respect to such Series or Class through the Clearing Agency or (c) after the occurrence of a Servicer Default, Certificate Owners of such Series or Class evidencing not less than 50% of the aggregate unpaid principal amount of such Series or Class advise the Trustee and the Clearing Agency through the Clearing Agency Participants that the continuation of a book entry system with respect to the Investor Certificates of such Series or Class through the Clearing Agency is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of any such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Seller shall execute and the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Investor Certificateholders hereunder.

          Section 6.13. Meetings of Certificateholders.  (a)  If at the time any
                        ------------------------------
Bearer Certificates are issued and outstanding with respect to any Series or Class to which any meeting described below relates, the Servicer or the Trustee may at any time call a meeting of Investor Certificateholders of any Series or Class or of all Series, to be held at such time and at such place as the Servicer or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of any covenant or condition set forth in, this Agreement, any Supplement or the Investor Certificates or of taking any other action permitted to be taken by Investor Certificateholders hereunder or under any Supplement. Notice of any meeting of Investor Certificateholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in accordance with Section 13.05, the first mailing and publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Investor Certificateholders a person shall be (i) a Holder of one or more Investor Certificates of the applicable Series or Class or (ii) a person appointed by an instrument in writing as proxy by the Holder of one or more such Investor Certificates. The only persons who shall be entitled to be present or to speak at any meeting of Investor Certificateholders shall be the persons entitled to vote at such meeting and their counsel and any representative of the Seller, the Servicer and the Trustee and their respective counsel.

          (b) At a meeting of Investor Certificateholders, persons entitled to vote Investor Certificates evidencing a majority of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than 10 days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote Investor Certificates evidencing at least 50% of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding applicable Investor Certificates which shall constitute a quorum.

          (c) Any Investor Certificateholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, that
                                                              --------
such Investor Certificateholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Subject to the provisions of Section 13.01, any resolution passed or decision taken at any meeting of Investor Certificateholders duly held in accordance with this Section shall be binding on all Investor Certificateholders whether or not present or represented at the meeting.

          (d) The holding of Bearer Certificates shall be proved by the production of such Bearer Certificates or by a certificate, satisfactory to the Servicer, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Servicer. Each such certificate shall be dated and shall state that on the date thereof a Bearer Certificate bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Certificates specified therein. The holding by the person named in any such certificate of any Bearer Certificate specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Certificate shall be produced, (ii) the Bearer Certificate specified in such certificate shall be produced by some other person or (iii) the Bearer Certificate specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the person executing the proxy guaranteed by any bank, trust company or recognized securities dealer satisfactory to the Trustee.

          (e) The Trustee shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of Investor Certificates evidencing a majority of the aggregate unpaid principal amount of Investor Certificates of the applicable Series or Class or all outstanding Series, as the case may be, represented at the meeting. No vote shall be cast or counted at any meeting in respect of any Investor Certificate challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as an Investor Certificateholder or proxy. Any meeting of Investor Certificateholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          (f) The vote upon any resolution submitted to any meeting of Investor Certificateholders shall be by written ballot on which shall be subscribed the signatures of Investor Certificateholders or proxies and on which shall be inscribed the serial number and series and class numbers of the Investor Certificates held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Investor Certificateholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Servicer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          Section 6.14. Changes in Amount of Variable Funding Certificates.
                        --------------------------------------------------
(a) The outstanding principal amount of a Variable Funding Certificate shall at no time exceed the Stated Amount then applicable to such Variable Funding Certificate. The Stated Amount of a Variable Funding Certificate may be increased or decreased from time to time by the Seller with the prior written consent of the Holder of the Variable Funding Certificate, if the following conditions each shall have been satisfied on or prior to the effective date of the proposed increase or decrease (as the case may be):

               (i) the Seller shall have delivered to the Trustee a Tax Opinion with respect to the proposed increase, and

               (ii) the Rating Agency Condition shall have been satisfied with respect to the increase.

          (b) The Seller may, pursuant to the Supplement that applies to a particular Variable Funding Certificate, request the Holder of the Variable Funding Certificate to provide funds to the Trustee in respect of the Holder's Variable Funding Certificate in order to increase the then-outstanding principal amount of the Variable Funding Certificate, which requested increase shall be subject to the further provisions of this subsection and to the provisions of the Supplement. Except as otherwise provided in the related Supplement, no increase shall cause the Invested Amount to exceed the Stated Amount then applicable to such Variable Funding Certificate. No such increase may be requested or (even if previously requested) implemented during an Amortization Period for the Variable Funding Certificate. Subject to Section 6.14(a), the Seller may make such a request at any time prior to the commencement of the Amortization Period, and shall make any such request in a writing that is substantially in the from required by the applicable Supplement, appropriately completed, and that is delivered to the Holder of the Variable Funding Certificate at the time required by the applicable Supplement. The outstanding principal amount of the Holder's Variable Funding Certificate shall be increased on the Business Day on which the Holder provides to the Seller immediately available funds in the amount of the requested increase by an amount equal to the amount of the funds.

                                  ARTICLE VII

                     Other Matters Relating to the Seller
                     ------------------------------------

          Section 7.01. Liability of the Seller.  The Seller shall be liable
                        -----------------------
in all respects for the obligations, covenants, representations and warranties of the Seller arising under or related to this Agreement or any Supplement. The Seller shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Seller.

          Section 7.02. Merger or Consolidation of, or Assumption of the
                        ------------------------------------------------
Obligations of, the Seller.  (a) The Seller shall not consolidate with or merge
--------------------------
into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

               (i) (x) the business entity formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be, if the Seller is not the surviving entity, organized and existing under the law of the United States of America or any State or the District of Columbia, and, if the Seller is not the surviving entity, such business entity shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the performance of every covenant and obligation of the Seller hereunder, including its obligations under Section 7.04; (y) the Seller has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

               (ii) the Rating Agency Condition shall have been satisfied with respect to such consolidation, merger, conveyance or transfer;

               (iii) the Seller shall have delivered to the Trustee and each Rating Agency a Tax Opinion, dated the date of such consolidation, merger, conveyance or transfer, with respect thereto;

               (iv) in connection with any merger or consolidation, the business entity into which the Seller shall merge or consolidate shall be (x) a business entity that is not subject to Title 11 of the United States Code or (y) a special-purpose corporation, the powers and activities of which shall be limited to the performance of the Seller's obligations under this Agreement, any Supplement and the Purchase Agreement;

               (v) if the Seller is not the surviving entity, the surviving entity shall file new UCC-l financing statements with respect to the interest of the Trust in the Receivables; and

               (vi) both immediately prior and immediately subsequent to such consolidation, merger, conveyance or transfer, no Payout Event shall have occurred and be continuing or would result therefrom.

          (b) The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder except for consolidations, mergers, assumptions or transfers in accordance with the provisions of the foregoing paragraph.

          Section 7.03. Limitations on Liability of the Seller.  Subject to
                        --------------------------------------
Sections 7.01 and 7.04, neither the Seller nor any of the directors, officers, employees or agents of the Seller acting in such capacities shall be under any liability to the Trust, the Trustee, the Certificateholders, any Series Enhancer or any other Person for any action taken or for refraining from the taking of any action in good faith in such capacities pursuant to this Agreement; provided, however, that this provision shall not protect the Seller or any
--------  -------
such Person against any liability which would otherwise be imposed by reason of wilful misconduct, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Seller) respecting any matters arising hereunder.

          Section 7.04. Liabilities.  Notwithstanding Sections 7.03, 8.03 and
                        -----------
8.04, the Seller by entering into this Agreement, and any Holder of the Seller Certificate by its acceptance thereof, agree to be liable, directly to the injured party or the Trustee, for the entire amount of any losses, claims, damages or liabilities (other than those incurred by an Investor Certificateholder in the capacity of an investor in the Investor Certificates as a result of the performance of the Receivables, market fluctuations, a shortfall or failure to make payment under any Series Enhancement or other similar market or investment risks associated with ownership of the Investor Certificates) arising out of or based on the arrangement created by this Agreement or the actions of the Servicer taken pursuant hereto (to the extent Trust Assets remaining after the Investor Certificateholders and Series Enhancers have been paid in full are insufficient to pay any such losses, claims, damages or liabilities) as though this Agreement created a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Seller and such Holder of the Seller Certificate were general partners excluding, however, losses, claims,
                                             ------------------
damages or liabilities resulting from (i) the gross negligence or wilful misconduct of any such injured party, and (ii) income taxes imposed on such injured party arising out of the transaction. In the event of the appointment of a Successor Servicer, the Successor Servicer will (from its own assets and not from the assets of the Trust) indemnify and hold harmless the Seller and such Holder of the Seller Certificate against and from any losses, claims, damages and liabilities of the Seller or such Holder as described in this Section arising from the actions or omissions of such Successor Servicer.

          Section 7.05.   Transferability of Seller Certificates.
                          --------------------------------------
Notwithstanding anything contained in this Agreement to the contrary, the Seller shall not transfer or assign any of the Seller Certificates.

          Section 7.06.   Limit on Certain Holders.  Notwithstanding anything
                          ------------------------
contained in this Agreement to the contrary, the Seller shall not allow (i) to be outstanding over 100 Holders of Certificates or (ii) any Certificate to be traded on an Established Securities Market, registered under the Securities Act of 1933 or offered or sold pursuant to Regulation S (17 C.F.R. (S) 230.901 through (S) 230.904 or any successor thereto) if such offering or sale would have been required to be registered under the Securities Act of 1933 if the interests so offered or sold had been offered and sold within the United States.

          Section 7.07.   Seller Indemnification of the Trust, etc.  The Seller
                          ----------------------------------------
shall indemnify the Trust, the Investor Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation, any Federal, state, local or foreign income or franchise taxes (and any interest or penalties with respect thereto or arising from a failure to comply therewith), other than any tax imposed on or measured by income, required to be paid by the Trust, the Investor Certificateholders or the Certificate Owners in connection herewith to any taxing authority. Indemnification pursuant to this Section shall not be payable from the Trust Assets. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof

                                 ARTICLE VIII

                     Other Matters Relating to the Servicer
                     --------------------------------------

          Section 8.01. Liability of the Servicer.  The Servicer shall be liable
                        -------------------------
under this Article only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

          Section 8.02. Merger or Consolidation of, or Assumption of the
                        ------------------------------------------------
Obligations of, the Servicer. The Servicer shall not consolidate with or merge
----------------------------
into any other corporation, convey or transfer its properties and assets substantially as an entirety to any Person, or assign its obligations as Servicer hereunder, unless:

          (a) the corporation formed by such consolidation or into which the Servicer is merged, the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety, or the Person to whom the Servicer assigns its obligations hereunder, shall be, if the Servicer is not the surviving entity or if the Servicer assigns its obligations hereunder, a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Servicer is not the surviving entity or if the Servicer assigns its obligations hereunder, such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder;

          (b) the Servicer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or assignment and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

          (c) either (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquired by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be an Eligible Servicer (such determination, taking into account the experience and operations of the predecessor Servicer) or (ii) upon the effectiveness of such consolidation, merger, conveyance, transfer or assignment, a Successor Servicer shall have assumed the obligations of the Servicer in accordance with this Agreement;

          (d) the Servicer shall have delivered notice of such consolidation, merger, conveyance, transfer or assignment to each Rating Agency; and

          (e) both immediately prior and immediately subsequent to such consolidation, merger, conveyance, transfer or assignment, no Payout Event shall have occurred and be continuing or would result therefrom.

          Section 8.03. Limitation on Liability of the Servicer and Others.
                        --------------------------------------------------
Except as provided in Section 8.04, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders, any Series Enhancers or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this
                                                 --------  -------
provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Certificateholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

          Section 8.04. Servicer Indemnification of the Trust and the Trustee.
                        -----------------------------------------------------
The Servicer shall indemnify and hold harmless the Trust and the Trustee and its officers, directors, employees and agents, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions of the Servicer with respect to the Trust pursuant to this Agreement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim; provided, however, that the Servicer shall not indemnify
                     --------  -------
the Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by gross negligence, or willful misconduct by the Trustee; provided
                                                                      --------
further, that the Servicer shall not indemnify the Trust, the Investor
-------
Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the request of the Investor Certificateholders; provided further, that the Servicer
                                            -------- -------
shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners as to any losses, claims or damages incurred by any of them in their capacities as investors, including, without limitation, losses with respect to market or investment risks associated with ownership of the Investor Certificates or losses incurred as a result of Defaulted Receivables; and provided further, that the Servicer shall not indemnify the Trust, the Investor
-------- -------
Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation, any Federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Investor Certificateholders or the Certificate Owners in connection herewith to any taxing authority. Indemnification pursuant to this Section shall not be payable from the Trust Assets. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

          Section 8.05. The Servicer Not to Resign.  The Servicer shall not
                        --------------------------
resign from the obligations and duties hereby imposed on it except (x) upon the determination that (i) the performance of its duties hereunder is no longer permissible under Requirements of Law (other than the charter and by-laws of the Servicer) and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under such Requirements of Law or (y) as may be required, in connection with the Servicer's consolidation with, or merger into any other corporation or the Servicer's conveyance or transfer of its properties and assets substantially as an entirety to any person in each case, in accordance with Section 8.02. Any determination permitting the resignation of the Servicer pursuant to clause (x) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02. If within 120 days of the date of the determination that the Servicer may no longer act as Servicer, and if the Trustee is unable to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, the Trustee shall, if it is legally unable to so act, petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of trade receivables to be the Successor Servicer hereunder. The Trustee shall give prompt notice of the appointment of a Successor Servicer to each Rating Agency, each Series Enhancer and each Series Representative entitled thereto under the terms of the applicable Supplement.

          Section 8.06. Access to Certain Documentation and Information
                        -----------------------------------------------
Regarding the Receivables.  If the Trustee is required, in connection with the
-------------------------
enforcement of the rights of Certificateholders or by applicable statutes or regulations, to review the documentation regarding the Receivables, the Servicer shall provide the Trustee access, without charge, to such documentation (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures, and (d) at reasonably accessible offices in the continental United States designated by the Servicer. Nothing in this Section shall derogate from the obligation of the applicable Originator, the Seller, the Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          Section 8.07. Delegation of Duties.  In the ordinary course of
                        --------------------
business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit and Collection Policy and this Agreement; provided, however, that at least 30 days
                                      --------  -------
prior written notice of such delegation (except for delegations to collection agencies for the collection of Defaulted Receivables in the ordinary course of the Servicer's business as conducted on the Trust Closing Date] shall be given to the Trustee, each Rating Agency, each Series Enhancer and each Series Representative entitled thereto pursuant to the relevant Supplement. Any such delegation shall not relieve the Servicer of its liability and responsibility with respect to its duties hereunder, and shall not constitute a resignation within the meaning of Section 8.05 hereof.

          Section 8.08. Examination of Records.  The Seller and the Servicer
                        ----------------------
shall clearly and unambiguously indicate in their respective records that the Receivables have been conveyed to the Trustee, on behalf of the Trust, pursuant to this Agreement for the benefit of the Certificateholders. The Seller and the Servicer shall, prior to the sale or transfer to a third party of any "receivable" held in its custody, examine its records to determine that such "receivable" is not a Receivable for purposes of this Agreement.


                                  ARTICLE IX

                                 Pay-Out Events
                                 --------------

          Section 9.01. Pay-Out Events.  If any one of the following events
                        --------------
(each, a "Pay-Out Event") shall occur and be continuing:
          -------------

          (a) The Servicer (if Mail-Well I Corporation or any of its Affiliates) or the Seller (i) shall fail to perform or observe any term, covenant or agreement under this Agreement, any Supplement or the Purchase Agreement (other than as referred to in clause (ii) of this subsection (a)) and such failure shall remain unremedied for ten Business Days or (ii) shall fail to make when due any payment or deposit to be made by it under this Agreement, any Supplement or the Purchase Agreement provided, that if such failure is a failure
                                     --------
to pay Interest or Fees, such failure shall remain unremedied for one Business Day after the due date for such Interest or Fees; or

          (b) The Seller or any Originator shall fail to transfer to the Trust when requested any rights, pursuant to this Agreement, which the Seller or such Originator then has as Servicer; or

          (c) Any representation or warranty made or deemed made by the Seller or the Servicer or any Affiliate thereof (or any of their respective officers) under or in connection with this Agreement, any Supplement, the Purchase Agreement or any document related hereto or thereto or any information or report delivered by the Seller or the Servicer pursuant to this Agreement, any Supplement, the Purchase Agreement or any document related hereto or thereto shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

          (d) The Seller or any Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, any Supplement or the Purchase Agreement on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller by the Trustee, the Series Representative or the Holders of 50% of the Certificates; or

          (e) The Seller or any Originator shall fail to pay any principal of or premium or interest on any of its Indebtedness which is outstanding in a principal amount of at least $5,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) Any purchase or any reinvestment pursuant to this Agreement shall for any reason (other than pursuant to the terms hereof) cease to create a valid and perfected first priority ownership interest to the extent of the pertinent Receivable and the Related Security and Collections with respect thereto; or the security interest created pursuant to Section 2.01 shall for any reason cease to be a valid first priority security interest in the collateral security referred to in that section; or

          (g) A termination event specified in Section 7.01 of the Purchase Agreement shall occur, or the Purchase Agreement shall cease to be in full force and effect; or

          (h) All of the outstanding capital stock of the Seller shall cease to be owned, directly or indirectly, by Mail-Well I Corporation; or

          (i) The Seller is determined by the SEC or other regulatory body to be an investment company within the meaning of the Investment Company Act of 1940, as amended; or

          (j)  As of any date, the Dilution Ratio shall exceed 5%; or

          (k) As of any date, the average Default Ratio for the preceding three Monthly Periods shall exceed 8%; or

          (l) As of each Distribution Date, the sum of the Net Receivables Pool Balance as of the end of the Monthly Period ending prior to such Distribution Date plus amounts on deposit in the Special Funding Account on such Distribution Date shall be less than 100% of the sum of the aggregate outstanding Invested Amount of all Series; or

          (m) An Insolvency Event shall occur with respect to the Seller, the Holder of the Seller Certificate or Mail-Well I Corporation;

          (n) The Trust shall become an "investment company" within the meaning of the Investment Company Act; or

          (o) The Trust is at any time treated as an association taxable as a corporation for federal income tax purposes; or

          (p) Any event shall occur which adversely affects the characterization of the Investor Certificates as debt for Federal income tax purposes;

then a Pay-Out Event shall occur with respect to all Series without any notice or other action on the part of the Trustee or the Investor Certificateholders, immediately upon the occurrence of such event.

          Section 9.02. Rights upon the Occurrence of Certain Events.  (a) If
                        --------------------------------------------
an Insolvency Event occurs with respect to the Seller, the Holder of the Seller Certificate or any Originator, the Seller shall on the day any such Insolvency Event occurs (the "Appointment Date"), immediately cease to transfer
                   ----------------
Receivables to the Trust and shall promptly give notice to the Trustee thereof. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust. Upon the Appointment Date this Agreement and the Trust shall be deemed to have terminated, subject to the liquidation, winding up and dissolution procedures described below. Within 15 days of the Appointment Date, the Trustee shall (i) publish a notice in an Authorized Newspaper that the Trust has terminated and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner and (ii) send written notice to Investor Certificateholders and each Series Enhancer or other Person entitled thereto pursuant to the relevant Supplement describing the provisions of this Section and requesting instructions from such Holders. Unless the Trustee shall have received instructions within 90 days from the date notice pursuant to clause (i) above is first published, from (x) Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of each Series or, with respect to any Series with two or more Classes, of each Class, and (y) to the extent provided in the relevant Supplement, the Series Enhancer with respect to such Series, to the effect that such Persons disapprove of the liquidation of the Receivables and wish to continue having Receivables transferred to the Trust as before such Insolvency Event or violation, the Trustee shall promptly sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Trustee may obtain a prior determination from the conservator, receiver or liquidator, as the case may be, that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.01 and 9.02 shall not be deemed to be mutually exclusive.

          (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to paragraph (a) above ("Insolvency Proceeds") shall be
                                               -------------------
immediately deposited in the Collection Account.   The Insolvency Proceeds shall
be allocated and distributed to Investor Certificateholders in accordance with
Article IV and the terms of each Supplement.

                                   ARTICLE X

                               Servicer Defaults
                               -----------------

          Section 10.01 Servicer Defaults.  (a) If any one of the following
                        -----------------
events (each a "Servicer Default") shall occur and be continuing:
                ----------------

               (i) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to the terms of this Agreement or any Supplement on or before the date occurring five Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement;

               (ii) failure on the part of the Servicer to duly observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any Supplement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by Holders of Investor Certificates evidencing not less than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such failure that does not relate to all Series, 50% of the aggregate unpaid principal amount of all Series to which such failure relates); or the Servicer shall delegate its duties under this Agreement, except as permitted by Sections 8.02 and 8.07;

               (iii) any representation, warranty or certification made by the Servicer in this Agreement or any Supplement or in any certificate delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made which continues to be incorrect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing not less than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such representation, warranty or certification that does not relate to all Series, 50% of the aggregate unpaid principal amount of all Series to which such representation, warranty or certification relates);

               (iv) an Insolvency Event shall occur with respect to the Servicer; or

               (v) if the Servicer (if Mail-Well I Corporation) permits the Consolidated Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter of the Servicer commencing with the fiscal quarter ended December 31, 1996, for the four fiscal quarters of the Servicer then ended to be less than 1.10 to 1.00.

then, so long as such Servicer Default shall not have been remedied, either the Trustee, each Series Representative and the Liquidity Agent, by notice given to the Servicer (and to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all the rights and obligations of the
    ------------------
Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof.

          (b) After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Trustee and the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder including, without limitation, the transfer to the Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account or the Canadian Collection Account, or which shall thereafter be received with respect to the Receivables. The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

          Section 10.02. Trustee to Act:  Appointment of Successor. (a) On and
                         -----------------------------------------
after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee or until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the

"Successor Servicer"), and such Successor Servicer shall accept its appointment
-------------------
by a written assumption in a form acceptable to the Trustee. The Trustee may obtain bids from any potential successor servicer. If (i) the Trustee is unable to obtain any bids from any potential successor servicer, or if no such bid is acceptable to each Series Representative, and (ii) the Servicer delivers to the Trustee an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, and if the Trustee is legally unable to act as Successor Servicer, then the Trustee shall notify each Investor Certificateholder, each Series Representative and any Series Enhancer of the proposed sale of the Receivables and shall provide each Investor Certificateholder and Series Enhancer an opportunity to bid on the Receivables and shall offer the Seller the right of first refusal to purchase the Receivables on terms equivalent to the best purchase offer as determined by the Trustee, but in no event less than an amount equal to the aggregate Invested Amount of all Series on the date of such purchase plus all interest accrued but
                                                  ----
unpaid on all of the outstanding Investor Certificates at the applicable Certificate Rate, and all fees and expenses under any Supplement due but unpaid through the date of such purchase. The proceeds of such sale shall be deposited in the Collection Account, as provided in the related Supplement, for distribution to the Investor Certificateholders of each outstanding Series and pursuant to each Supplement. Notwithstanding the foregoing, the Trustee may petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of receivables as the Successor Servicer hereunder. The Trustee shall give prompt notice of the appointment of a Successor Servicer to each Rating Agency, each Series Enhancer and each Series Representative entitled thereto pursuant to the applicable Supplement.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities (except for liabilities arising during the period of time when the prior Servicer was performing and acting as Servicer) relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

          (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to, upon receiving the written consent of the Series Representative, (i) appoint any Eligible Servicer submitting such a bid as a Successor Servicer and (ii) make such arrangements for the compensation of the Successor Servicer out of Collections as it and such Successor Servicer shall agree; provided, however,
                                                           --------  -------
that no such monthly compensation paid out of Collections shall be in excess of such aggregate Servicing Fees. The Holder of the Seller Certificate agrees that, if Mail-Well I Corporation (or any Successor Servicer) is terminated as Servicer hereunder, the portion of the Collections in respect of Receivables that the Holder of the Seller Certificate is entitled to receive pursuant to this Agreement or any Supplement shall be reduced by an amount sufficient to pay the Holder of the Seller Certificate share (determined by reference to the Supplements with respect to any outstanding Series) of the compensation of the Successor Servicer.

          (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01 and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Seller in such electronic form as the Seller may reasonably request and shall transfer all other records, correspondence and documents to the Seller in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor Servicer to disclose to the Seller information of any kind which the Successor Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

          Section 10.03. Notification to Certificateholders. Within one
                         ----------------------------------
Business Day after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Trustee, each Rating Agency, each Series Enhancer and each Series Representative entitled thereto pursuant to the relevant Supplement and the Trustee shall give notice to the Investor Certificateholders. Upon any termination or appointment of a Successor Servicer pursuant to this Article, the Trustee shall give prompt notice thereof to the Investor Certificateholders.

                                  ARTICLE XI

                                  The Trustee
                                  -----------

          Section 11.01. Duties of Trustee.  (a) The Trustee, prior to the
                         -----------------
occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Subject to Section 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:
--------  -------

               (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such action relates) relating to the administration of the Trust under the terms of this Agreement, including, without limitation, the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iii) the Trustee shall not be charged with knowledge of any failure or breach by the Servicer to comply with the obligations of the Servicer referred to in clauses (i), (ii) and (iii) of Section 10.01(a) unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or breach or the Trustee receives written notice of such failure or breach from the Servicer, any Holders of Investor Certificates evidencing not less than 10% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such failure or breach that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Investor Certificates of all Series to which such failure or breach relates) or the Series Enhancers for all Series to which such failure or breach relates.

          (c) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder or thereunder and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          (d) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to (i) impair the interests of the Trust in any Receivable now existing or hereafter created or (ii) impair the value of any Receivable now existing or hereafter created.

          (e) The Trustee shall have no power to vary the corpus of the Trust, except as expressly provided in this Agreement.

          (f) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated as soon as possible upon actual knowledge of a Responsible Officer thereof and receipt of appropriate records, if any, to perform such obligation, duty or agreement in the manner so required.

          (g) If the Seller has agreed to transfer any of its receivables (other than the Receivables) to another Person, upon the written request of the Seller, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to separately identify the rights of the Trust and such other Person in the Seller's receivables; provided that the Trustee shall not be required to enter into any
             --------
intercreditor agreement which could adversely affect the interests of the Certificateholders and, upon the request of the Trustee, the Seller will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

          Section 11.02. Certain Matters Affecting the Trustee.  Except as
                         -------------------------------------
otherwise provided in Section 11.01:

          (a) the Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

          (b) the Trustee may consult with counsel, and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection from any liability in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Enhancement Agreement, or to institute, conduct or defend any litigation hereunder or thereunder or in relation to this Agreement or any Enhancement Agreement, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or any Enhancement Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured) to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) the Trustee shall not be required to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or with respect to any such matters that do not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such matters relate);

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder; and

          (g) except as may be required by subsection 11.01(a) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Seller with its representations and warranties or for any other purpose.

          Section 11.03. Trustee Not Liable for Recitals in Certificates.  The
                         -----------------------------------------------
Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller or the Holder of the Seller Certificate in respect of the Receivables or deposited in or withdrawn from the Collection Account, Canadian Collection Account, any Series Accounts or any other accounts hereafter established to effectuate the transactions contemplated by this Agreement and in accordance with the terms of this Agreement.

          Section 11.04. Trustee May Own Certificates.  The Trustee in its
                         ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates and may otherwise deal, and transact banking business, with the Servicer and the Seller with the same rights as it would have if it were not the Trustee.

          Section 11.05. The Seller To Pay Trustee's Fees and Expenses.  (a) The
                         ---------------------------------------------
Seller covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Seller will pay or reimburse the Trustee (without reimbursement from the Collection Account, Canadian Collection Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Enhancement Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement or advance as may arise from its own gross negligence or wilful misconduct and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.02, the provisions of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer.

          (b)  The obligations of the Seller and the Servicer under Sections
7.04 and 8.04 respectively and this Section 11.05 shall survive the termination of the Trust and the resignation or removal of the Trustee.

          (c) In the case of a sale, disposition or liquidation of the Receivables pursuant to Section 9.02(a), the Trustee shall be entitled to retain from any amounts distributable to the Seller pursuant to Article IV or any Supplement from the Insolvency Proceeds an amount equal to the Trustee's expenses in connection with such sale, disposition or liquidation and the performance by the Trustee of the procedures set forth in Section 9.02(a).

          Section 11.06. Eligibility Requirements for Trustee. The Trustee
                         ------------------------------------
hereunder shall at all times (a) be a bank or a corporation organized and doing business under the laws of the United States or any state thereof that qualifies as a "bank" (as defined in the Investment Company Act), (b) be authorized under applicable law to exercise corporate trust powers, (c) have a combined capital and surplus of at least $50,000,000, (d) be subject to supervision or examination by Federal or state authority, and (e) have any credit or deposit rating required by any Rating Agency. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 11.06, the combined capital and surplus of such bank shall be conclusively deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In no event shall any "affiliate" (as defined in Rule 405 under the Act) of the Trust or any Person involved in the organization or operation of the Trust be eligible to act as Trustee, nor shall any Person that offers or actually does provide any credit or credit enhancement to the Trust be eligible to act as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

          Section 11.07. Resignation or Removal of Trustee.  (a) The Trustee
                         ---------------------------------
may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Seller and the Servicer. Upon receiving such notice of resignation, the Seller shall (i) promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee and
(ii) provide written notice to each Rating Agency of such resignation. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Servicer or the Seller, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Seller may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee.

          Section 11.08. Successor Trustee. (a) Any successor trustee appointed
                         -----------------
as provided in Section 11.07 shall execute, acknowledge and deliver to the Seller, to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall or shall be eligible to accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 11.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, such successor trustee shall provide notice of such succession hereunder to all Investor Certificateholders and the Servicer shall provide such notice to each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement.

          Section 11.09. Merger or Consolidation of Trustee.  Any Person into
                         ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 11.10. Appointment of Co-Trustee or Separate Trustee.  (a)
                         ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable; provided, however, that the Trustee shall exercise due
                        --------  -------
care in the appointment of any co-trustee. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 11.08.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act) except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 11.11. Tax Return.  In the event the Trust shall be required
                         ----------
to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed; the Trustee shall promptly, but in any event within two Business Days of receipt, sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer. The Servicer in accordance with the terms of each Supplement shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Investor Certificateholders. The Trustee upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust. In no event shall the Trustee or the Servicer (except as provided in Sections 7.04 or 8.04) be liable for any liabilities, costs or expenses of the Trust or the Investor Certificateholders arising under any tax law, including without limitation Federal, state, local or foreign income or excise taxes or any other tax imposed or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

          Section 11.12. Trustee May Enforce Claims Without Possession of
                         ------------------------------------------------
Certificates.  All rights of action and claims under this Agreement or the
------------
Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          Section 11.13. Suits for Enforcement.  If a Servicer Default shall
                         ---------------------
occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Sections 10.01 and 11.14, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

          Section 11.14. Rights of Certificateholders to Direct Trustee.
                         ----------------------------------------------
Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such remedy, trust or power relates) shall have the right to direct the Trustee with respect to all matters relating to the administration of the Trust under the terms of this Agreement, including, without limitation, the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee relating to such proceeding; provided, however, that, subject to Section 11.01, the Trustee shall
            --------  -------
have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided
                                                                    --------
further that nothing in this Agreement shall impair the right of the Trustee to
-------
take any action deemed proper by the Trustee and which is not inconsistent with such direction.

          Section 11.15. Representations and Warranties of Trustee.  The Trustee
                         -----------------------------------------
represents and warrants as of each Closing Date that:

          (a) the Trustee is a national banking association organized, existing and in good standing under the laws of the United States;

          (b) the Trustee has full power, authority and right to execute, deliver and perform this Agreement and each Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Supplement; and

          (c) this Agreement and each Supplement has been duly executed and delivered by the Trustee and is a binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          Section 11.16. Maintenance of Office or Agency.  The Trustee will
                         -------------------------------
maintain at its expense an office or agency (the "Corporate Trust Office")
                                                   ----------------------
where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served in the City of New York. The Corporate Trust Office shall initially be located at Norwest Trust Company, 3 New York Plaza, New York, New York 10004. The Trustee will give prompt notice to the Servicer and to Investor Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          Section 11.17. Confidentiality.  Information provided by any
                         ---------------
Originator or the Seller to the Trustee related to the transactions effected hereunder, including all information related to the Obligors with respect to the Receivables, and any computer software provided to the Trustee in connection with the transactions effected hereunder or under any Supplement, in each case whether in the form of documents, reports, lists, tapes, discs or any other form, shall be "Confidential Information". The Trustee and its agents,
                ------------------------
representatives or employees shall at all times maintain the confidentiality of all Confidential Information and shall not, without the prior written consent of the applicable Originator or the Seller, as applicable, disclose to third parties (including Certificateholders) or use such information, in any manner whatsoever, in whole or in part, except as expressly permitted under this Agreement or under any Supplement or as required to fulfill an obligation of the Trustee under this Agreement or under any Supplement, in which case such Confidential Information shall be revealed only to the extent expressly permitted or only to the Trustee's agents, representatives and employees who need to know such Confidential Information to the extent required for the purpose of fulfilling an obligation of the Trustee under this Agreement or under any Supplement. Notwithstanding the above, Confidential Information may be disclosed to the extent required by law or legal process, provided that the Trustee gives prompt written notice to the applicable Originator or the Seller (unless such notice is prohibited under any Requirement of Law), as applicable, of the nature and scope of such disclosure, so that the Seller may request a protective order or other appropriate remedy.


                                  ARTICLE XII

                                  Termination
                                  -----------

          Section 12.01. Termination of Trust.  The Trust and the respective
                         --------------------
obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Investor Certificateholders as hereinafter set forth) shall terminate, except with respect to the duties described in Sections 7.04, 8.04 and 12.02(b), upon the earliest of (i) November 15, 2002, (ii) the day following the Distribution Date on which the Invested Amount for each Series is zero (provided that the Seller has delivered a written notice to the Trustee electing to terminate the Trust) and (iii) the Appointment Date.

          Section 12.02. Final Distribution.  (a)  The Servicer shall give the
                         ------------------
Trustee at least 15 days prior notice of the Distribution Date on which the Investor Certificateholders of any Series or Class may surrender their Investor Certificates for payment of the final distribution on and cancellation of such Investor Certificates (or, in the event of a final distribution resulting from the application of Section 2.06 or 9.02, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than 15 days prior to such Distribution Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.05 covering the period during the then current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Investor Certificateholders, the Trustee shall provide notice to Investor Certificateholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Investor Certificates of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Investor Certificates at the office or offices therein specified (which, in the case of Bearer Certificates, shall be outside the United States). The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Investor Certificateholders.

          (b) Notwithstanding a final distribution to the Investor Certificateholder of any Series or Class (or the termination of the Trust), except as otherwise provided in this paragraph, all funds then on deposit in the Lockbox Accounts, the Concentration Account, the Collection Account, the Canadian Accounts, the Canadian Collection Account, the Special Funding Account and any Series Account allocated to such Investor Certificateholders shall continue to be held in trust for the benefit of such Investor Certificateholders and the Paying Agent or the Trustee shall pay such funds to such Investor Certificateholders upon surrender of their Investor Certificates (and any excess shall be paid in accordance with the terms of any relevant Enhancement Agreement). In the event that all such Investor Certificateholders shall not surrender their Investor Certificates for cancellation within six months after the date specified in the notice from the Trustee described in paragraph (a), the Trustee shall give a second notice to the remaining such Investor Certificateholders to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Certificates, shall be outside the United States). If within one year after the second notice all such Investor Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Investor Certificateholders concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds in the Collection Account (and to the extent that such costs exceed the funds therein, the Canadian Collection Account) are insufficient or any Series Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Seller any moneys held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Seller, Investor Certificateholders entitled to the money must look to the Seller for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) In the event that the Invested Amount with respect to any Series is greater than zero on its Series Termination Date or such earlier date as is specified in the related Supplement (after giving effect to deposits and distributions otherwise to be made on such date), the Trustee will sell or cause to be sold on such Series Termination Date, in accordance with the procedures and subject to the conditions described in such Supplement, Receivables (or interests therein) in an amount equal to the Invested Amount with respect to such Series on such date (after giving effect to such deposits and distributions; provided, however, that in no event shall such amount exceed such
               --------  -------
Series' allocable share of Receivables on such Series Termination Date). The proceeds from any such sale shall be allocated and distributed in accordance with the terms of the applicable Supplement.

          Section 12.03. Seller's Termination Rights.  Subject to Section
                         ---------------------------
12.02(b), upon the termination of the Trust pursuant to Section 12.01 and the surrender of the Seller Certificate, the

Trustee shall sell, assign and convey to the Seller or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Seller to vest in the Seller or its designee all right, title and interest which the Trust had in the Receivables and such other related assets.

          Section 12.04. Defeasance. Notwithstanding anything to the contrary in
                         ----------
this Agreement or any Supplement:

          (a) The Seller may at its option be discharged from its obligations hereunder with respect to any Series or all outstanding Series (the "Defeased
                                                                     --------
Series") on the date the applicable conditions set forth in Section 12.04(c) are
------
satisfied ("Defeasance"); provided, however, that the following rights,
            ----------    --------  -------
obligations, powers, duties and immunities shall survive with respect to the Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of Holders of Investor Certificates of the Defeased Series to receive, solely from the trust fund provided for in Section 12.04(c), payments in respect of principal of and interest on such Investor Certificates when such payments are due; (ii) the Seller's obligations with respect to such Certificates under Sections 6.04 and 6.05; (iii) the rights, powers, trusts, duties and immunities of the Trustee, the Paying Agent and the Transfer Agent and Registrar hereunder; and (iv) this Section 12.04.

          (b) Subject to Section 12.04(c), the Seller at its option may cause Collections allocated to the Defeased Series and available to purchase additional Receivables to be applied to purchase Eligible Investments rather than additional Receivables.

          (c)    The following shall be the conditions to Defeasance under
Section 12.04(a): (i) the Seller irrevocably shall have deposited or assigned, or caused to be deposited or assigned, with the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust for making the payments described below, (A) dollars in an amount, (B) Eligible Investments which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount, (C) interest rate swaps, caps or other hedging agreements from an Eligible Institution, or (D) a combination thereof, in each case sufficient to pay and discharge, and, which shall be applied by the Trustee to pay and discharge, all remaining scheduled interest and principal payments on all outstanding Investor Certificates of the Defeased Series on the dates scheduled for such payments in this Agreement and the applicable Supplements and all amounts owing to the Series Enhancers with respect to the Defeased Series; (ii) prior to its first exercise of its right pursuant to this Section 12.04 with respect to a Defeased Series to substitute money or Eligible Investments for Receivables, the Seller shall have delivered to the Trustee a Tax Opinion with respect to such deposit and termination of obligations and an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act; (iii) the Seller shall have delivered to the Trustee and each Series Enhancer entitled thereto pursuant to the relevant Supplement an Officer's Certificate of the Seller stating that the Seller reasonably believes that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause a Pay-Out Event or any event that, with the giving of notice or the lapse of time, would constitute a Pay-Out Event to occur with respect to any Series; and (iv) the Rating Agency Condition has been satisfied.

                                 ARTICLE XIII

                            Miscellaneous Provisions
                            ------------------------

          Section 13.01. Amendment; Waiver of Past Defaults. (a) This Agreement
                         ----------------------------------
or any Supplement may be amended from time to time (including, without limitation, in connection with (i) adding covenants, restrictions or conditions of the Seller, such further covenants, restrictions or conditions as its Board of Directors and the Trustee shall consider to be for the benefit or protection of the Investor Certificateholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or Pay-Out Event permitting the enforcement of all or any of the several remedies provided in this Agreement as herein set forth; provided, however, that in respect of any such additional covenant,
       --------  -------
restriction or condition such amendment may provide for a particular period of grace after default or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default,
(ii) curing any ambiguity or correcting or supplementing any provision contained herein or in any Supplement which may be defective or inconsistent with any other provision contained herein or in any Supplement or to surrender any right or power conferred upon the Seller, (iii) the assumption by another entity, in accordance with the provisions of this Agreement, of the Seller's obligations hereunder, or (iv) the provision of additional Series Enhancement for the benefit of Certificateholders of any Series) by the Servicer, the Seller and the Trustee without the consent of any of the Certificateholders, provided that (x) the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that the Seller reasonably believes that such action shall not adversely affect in any material respect the interests of any Investor Certificateholder and (y) the Rating Agency Condition shall have been satisfied with respect to any such amendment.

          (b) This Agreement or any Supplement may also be amended from time to time by the Servicer, the Seller, each Liquidity Agent, each Series Representative and the Trustee, with the consent of the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment
                                  --------  -------
shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Certificateholder (provided that any amendment of the terms of a Pay-Out Event shall not be deemed to be within the scope of this clause (i)), (ii) change the definition of or the manner of calculating the interest or priority of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of all the Holders of Investor Certificates of such Series or Class. Any amendment to be effected pursuant to this paragraph shall be deemed to affect all outstanding Series adversely, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Seller, addressed and delivered to the Trustee, each Liquidity Agent and Series Representative, adversely affect in any material respect the interests of any Investor Certificateholder of such Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Trustee shall furnish notification of the substance of such amendment to each Investor Certificateholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency, each Series Enhancer and each Series Representative entitled thereto pursuant to the relevant Supplement.

          (d) It shall not be necessary for the consent of Investor Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e) Any Supplement executed solely in accordance with the provisions of Section 6.03 shall not be considered an amendment to this Agreement for the purposes of this Section.

          (f) The Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of each Series, the Liquidity Agent and the Series Representative, or, with respect to any Series with two or more Classes, of each such Class (or, with respect to any default that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of each Series to which such default relates or, with respect to any such Series with two or more Classes, of each Class) each Liquidity Agent and Series Representative may, waive any default by the Seller or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Investor Certificateholders or to make any required deposits of any amounts to be so distributed. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

          Section 13.02. Protection of Right, Title and Interest to Trust.  (a)
                         ------------------------------------------------
Servicer shall cause this Agreement, all amendments and supplements hereto and all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders and the Trustee hereunder to all property comprising the Trust Assets. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

          (b) Within 15 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) seriously misleading within the meaning of Section 9-402(7) (or any comparable provision) of the UCC, the Seller shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) The Seller and Servicer will give the Trustee prompt notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the

UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. The Seller and Servicer will at all times maintain each office from which it services Receivables and its principal executive offices within the United States.

          Section 13.03. Limitation on Rights of Certificateholders.  (a)  The
                         ------------------------------------------
death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Investor Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Investor Certificateholder previously shall have made, and unless the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action, suit or proceeding that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such action, suit or proceeding relates) shall have made, a request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Investor Certificateholder with every other Investor Certificateholder and the Trustee, that no one or more Investor Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Investor Certificateholders except as otherwise expressly provided in this Agreement.
For the protection and enforcement of the provisions of this Section, each and every Investor Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 13.04. GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 13.05. Notices, Payments.  (a)  All demands, notices,
                         -----------------
instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission

              (i)   in the case of the Seller, to

                    Mail-Well Trade Receivables Corporation
                    23 Inverness Way East, Suite 160
                    Englewood, Colorado  80112
                    Attention:  Julie Clark
                    Facsimile no.:  303-397-7401

              (ii)  in the case of the Servicer, to

                    Mail-Well I Corporation
                    23 Inverness Way East
                    Englewood, Colorado  80112
                    Attention:  Paul V. Reilly
                    Facsimile no.:  303-397-7400

              (iii) in the case of the Trustee, to

                    Norwest Bank Colorado, National Association
                    Corporate Trust and Escrow Services
                    1740 Broadway
                    Denver, Colorado  80274-8693
                    Attention:  Corporate Trust
                    Facsimile no.:  303-863-5645

              (iv)  in the case of Moody's, to

                    99 Church Street
                    New York, New York 10007
                    Attention of ABS Monitoring Department, 4th Floor Facsimile no.: 212-553-4600

              (v)   in the case of Standard & Poor's, to

                    26 Broadway
                    New York, New York 10004
                    Attention of Asset Backed Group
                    15th Floor
                    Facsimile no.:  212-412-0323

     and

              (vi) to the Paying Agent, the Transfer Agent and Registrar or any other Person, as specified in any Supplement; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

     (b) Any Notice required or permitted to be given to a Holder of Registered Certificates shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. No Notice shall be required to be mailed to a Holder of Bearer Certificates or Coupons but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Investor Certificateholder receives such Notice.

          Section 13.06. Rule 144A Information.  For so long as any of the
                         ---------------------
Investor Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Seller, the Trustee, the Servicer and any Series Enhancer agrees to cooperate with each other to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such Investor Certificateholder, upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.

          Section 13.07. Severability of Provisions.  If any one or more of the
                         --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the Certificates or the rights of the Certificateholders.

          Section 13.08. Certificates Nonassessable and Fully Paid.  It is the
                         -----------------------------------------
intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by the Trustee pursuant to Section 6.02 are and shall be deemed fully paid.

          Section 13.09. Further Assurances. The Seller and the Servicer agree
                         ------------------
to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables and other Trust Assets for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 13.10. Nonpetition Covenant.  Notwithstanding any prior
                         --------------------
termination of this Agreement, the Servicer, the Trustee, the Seller, and each Series Enhancer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Trust, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust.

          Section 13.11. No Waiver; Cumulative Remedies. No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of the Trustee or the Certificateholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 13.12. Counterparts.  This Agreement may be executed in two
                         ------------
or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 13.13. Third-Party Beneficiaries.  This Agreement will inure
                         -------------------------
to the benefit of and be binding upon the parties hereto, the Certificateholders, any Series Enhancer (to the extent provided in this Agreement and the related Supplement) and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement (including, without limitation, Section 7.04), no other Person will have any right or obligation hereunder.

          Section 13.14. Actions by Certificateholders.  (a)  Wherever in this
                         -----------------------------
Agreement a provision is made that an action may be taken or a Notice given by Certificateholders, such action or Notice may be taken or given by any Certificateholder, unless such provision requires a specific percentage of Certificateholders.

          (b) Any Notice, request, authorization, direction, consent, waiver or other act by the Holder of a Certificate shall bind such Holder and every subsequent Holder of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          Section 13.15. Merger and Integration.  Except as specifically stated
                         ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          Section 13.16. Headings.  The headings herein are for purposes of
                         --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 13.17. No Proceedings. Each of the Trustee, the Servicer, and
                         --------------
each Certificateholder by acceptance of its Certificate, hereby agrees that it will not institute against the Seller or join any other Person in instituting against the Seller, on account of its ownership of the Seller

Certificate or its obligations hereunder, any bankruptcy, insolvency, liquidation, readjustment of debt, marshalling of assets or any similar proceeding so long as there shall not have elapsed one year plus one day since the last day on which any Investor Certificates shall have been outstanding.

                          [SIGNATURE PAGE TO FOLLOW.]

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              MAIL-WELL TRADE RECEIVABLES
                              CORPORATION, as Seller


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


                              MAIL-WELL I CORPORATION,
                                as Servicer


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


                              NORWEST BANK COLORADO, NATIONAL
                              ASSOCIATION, as Trustee


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT A


                          [FORM OF] SELLER CERTIFICATE


          THIS SELLER CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS SELLER CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

          THIS SELLER CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

No. R-1                                                                 One Unit

                       MAIL-WELL RECEIVABLES MASTER TRUST
                               SELLER CERTIFICATE

                    THIS CERTIFICATE REPRESENTS AN INTEREST
                            IN CERTAIN ASSETS OF THE
                       MAIL-WELL RECEIVABLES MASTER TRUST

Evidencing an interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business of Mail-Well I Corporation and certain of its Affiliates.

                (Not an interest in or obligation of the Seller
                           or any affiliate thereof)

          This certifies that MAIL-WELL TRADE RECEIVABLES CORPORATION is the registered owner of a fractional interest in the assets of a trust (the "Trust") not allocated to the Certificateholders' Interest pursuant to the Pooling and Servicing Agreement dated as of November 15, 1996 (as amended, restated or supplemented, the "Agreement"), among Mail-Well Trade Receivables Corporation, a Colorado corporation, as Seller, Mail-Well I Corporation, a Delaware corporation, as Servicer, and Norwest Bank Colorado, National Association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) all receivables (the "Receivables") generated from time to time in the ordinary course of business of Mail-Well I Corporation and certain of its Affiliates identified under the Agreement, (ii) all Receivables generated from time to time thereafter, (iii) funds collected or to be collected from Obligors in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Lockbox Accounts, the Concentration Account, Collection Account, the Canadian Accounts, the Canadian Collection Account, Special Funding Account and in the Series Accounts, (v) the benefits of any Series Enhancements issued and to be issued by Series Enhancers with respect to one or more Series of Investor Certificates, (vi) the Related Security, and (v) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at Norwest Bank Colorado, National Association, Corporate Trust and Escrow Services, 2nd Floor, 1700 Broadway, Denver, Colorado 80274-8693. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended, restated or supplemented from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and is bound.

          The Receivables arise from the sale of merchandise and services.

          This Certificate is the Seller Certificate, which represents the Seller's interest in certain assets of the Trust, including the right to receive a portion of the Collections and other amounts at the times and in the amounts specified in the Agreement. The aggregate interest represented by the Seller Certificate at any time in the Receivables in the Trust shall not exceed the Seller's Interest at such time. In addition to the Seller Certificate, Investor Certificates will be issued to investors pursuant to the Agreement, which will represent the Certificateholders' Interest. This Seller Certificate shall not represent any interest in the Lockboxes, the Lockbox Accounts, the Concentration Account, the Collection Account, the Canadian Accounts, the Canadian Collection Account, the Special Funding Account or the Series Accounts, except as expressly provided in the Agreement, or any Series Enhancements.

          Subject to certain conditions and exceptions specified in the Agreement, the obligations created by the Agreement and the Trust created thereby shall terminate upon the earlier of (i) November 15, 2002, (ii) the day following the Distribution Date on which the Invested Amount for each Series is zero (provided the Seller has delivered a written notice to the Trustee electing to terminate the Trust) and (iii) the Appointment Date specified in Section 9.02(a) of the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                          [SIGNATURE PAGE TO FOLLOW.]

          IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed.

                              MAIL-WELL TRADE RECEIVABLES
                              CORPORATION, as Seller


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


Dated: November 13, 1996

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is the Seller Certificate described in the within-mentioned Agreement.

NORWEST BANK COLORADO,
 NATIONAL ASSOCIATION,
 as Trustee



By:
   -----------------------------------
Authorized Signatory

                                                                     EXHIBIT B-1
                              FORM OF DAILY REPORT

                                [See Attached.]

                                                                     EXHIBIT B-2
                             FORM OF WEEKLY REPORT

                                [See Attached.]

                                                                       EXHIBIT C
                       FORM OF MONTHLY SETTLEMENT REPORT


                                [See Attached.]

                                                                       EXHIBIT D

                     FORM OF ANNUAL SERVICER'S CERTIFICATE

                  (To be delivered on or before [         ] of
              each calendar year beginning with [         ], 1996,
                  pursuant to Section 3.05 of the Pooling and
                     Servicing Agreement referred to below)

                            MAIL-WELL I CORPORATION

                       MAIL-WELL RECEIVABLES MASTER TRUST

          The undersigned, a duly authorized representative of Mail-Well I Corporation, as Servicer (the "Servicer"), pursuant to the Pooling and Servicing
                               --------
Agreement dated as of _______ __, 1996 (as amended, restated or and supplemented from time to time, the "Agreement"), among Mail-Well Trade Receivables Corporation, as Seller, Mail-Well I Corporation, as Servicer, and Norwest Bank Colorado, National Association, as Trustee, does hereby certify that:

          1. Mail-Well I Corporation is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

          2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

          3. A review of the activities of the Servicer during the [period from the initial Closing Date to December 31, 1996] [calendar year ended December 31, 19__], and of its performance under the Agreement was conducted under my supervision.

          4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

          5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the fiscal year ended, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each default: [If applicable, insert "None."]

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of _________, 19__.

                              MAIL-WELL I CORPORATION,
                                as Servicer


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                                                                     EXHIBIT E-1



          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

                                     E-1-1

                                                                     EXHIBIT E-2


                        [FORM OF REPRESENTATION LETTER]

                                                                          [Date]



[


Attention:               ]

Mail-Well Trade Receivables Corporation


Attention:

          Re:  Purchase of $___________/1/ principal amount of Mail-Well
               Receivables Master Trust, [Class ____], [   %] [Floating Rate]
               Asset Backed Certificates, Series [   ]




Dear Sirs:

          In connection with our purchase of the above-referenced Asset Backed Certificate (the "Certificates") we confirm that:

          (i) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act;

          (ii) any information we desire concerning the Certificates or any other matter relevant to our decision to purchase the Certificates is or has been made available to us;

          (iii) we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and we (and any account for which we are purchasing under paragraph (iv) below) are able to bear the economic risk of an investment in the Certificates; we (and any account for which we are purchasing under paragraph (iv) below) are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the 1933 Act); and we are not, and none of such accounts is, a Benefit Plan;

          (iv) we are acquiring the Certificates for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Certificates, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

-------------------------------
/1/    Not less than $250,000 minimum amount.

                                     E-2-1

         (v) we agree that the Certificates must be held indefinitely by us unless subsequently registered under the 1933 Act or an exemption from any registration requirements of that Act and any applicable state securities laws is available;

         (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Certificates unless

                (A)(1) the sale is of at least U.S. $250,000 principal amount of Certificates to an Eligible Purchaser (as defined below), (2) a letter to substantially the same effect as paragraphs (i), (ii), (iii),
         (iv), (v) and (vi) of this letter is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any Agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

                (B) the Certificates are transferred pursuant to Rule 144 under the 1933 Act by us after we have held them for more than three years; or

                (C) the Certificates are sold in any other transaction that does not require registration under the 1933 Act and, if the Seller, the Servicer, the Trustee or the Transfer Agent and Registrar so requests, we theretofore have furnished to such party an opinion of counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

                (D) the Certificates are transferred pursuant to an exception from the registration requirements of the 1933 Act under Rule 144A under the 1933 Act; and

          (vii) we understand that the Certificates will bear a legend to substantially the following effect:

         "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW)."

The first paragraph of this legend may be removed if the Seller, the Servicer, the Trustee and the Transfer Agent and Registrar have received an opinion of counsel satisfactory to them, in form and substance satisfactory to them, to the effect that such paragraph may be removed.

          "Eligible Purchaser" means either an Eligible Dealer or a corporation,
           ------------------
partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect

                                     E-2-2
to itself to substantially the same effect as the representations set forth herein. "Eligible Dealer" means any corporation or other entity the principal
         ---------------
business of which is acting as a broker and/or dealer in securities. "Benefit
                                                                      -------
Plan" means any employee benefit plan, trust or account, including an individual
----
retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Pooling and Servicing Agreement, dated as of ______ __, 1996, as amended, restated or supplemented from time to time, among Mail-Well Trade Receivables Corporation, Mail-Well I Corporation and Norwest Bank Colorado, National Association.

                              Very truly yours,


                              ____________________________
                              (Name of Purchaser)


                              By:_________________________
                                 (Authorized Officer)

                                     E-2-3

                                                                     EXHIBIT E-3



THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW)./1/












--------------------------------
/1/The following text should be included in any Certificate in which the above legend appears:

          The [Certificates] may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                                     E-3-1

                                                                       EXHIBIT F

                        FORM OF SEMI-ANNUAL AGREED-UPON
                               PROCEDURES REPORT

                                [See Attached.]

                                                                      SCHEDULE 1


                          Credit and Collection Policy

                                [See attached.]

                                     S-1-1

                                                                      SCHEDULE 2


                          Schedule of Monthly Periods

              (Dates shown are the last dates of Monthly Periods)

November 2, 1996
November, 30, 1996
December 28, 1996
February 1, 1997
March 1, 1997
March 29, 1997
May 3, 1997
May 31, 1997
June 28, 1997
August 2, 1997
August 30, 1997
September 27, 1997
October 1, 1997
November 29, 1997
December 27, 1997

                                     S-2-1

                                                                      SCHEDULE 3


                  Schedule of Monthly Settlement Report Dates

November 18, 1996
December 16, 1996
January 13, 1997
February 17, 1997
March 17, 1997
April 14, 1997
May 19, 1997
June 16, 1997
July 14, 1997
August 18, 1997
September 15, 1997
October 13, 1997
November 17, 1997
December 15, 1997
January 12, 1998

                                     S-2-2